PROSPECTUS

                        THE LEGENDS FUND, INC.
                        515 WEST MARKET STREET
                       LOUISVILLE, KENTUCKY 40202
                       TELEPHONE:  1-800-325-8583

The Legends Fund, Inc. (FUND) is an open-end management investment company with multiple portfolios available for investment. Shares of the Portfolios are currently sold only to separate accounts of Integrity Life Insurance Company and National Integrity Life Insurance Company as an investment medium for variable annuity certificates and contracts they issue. The Fund's current portfolios and their investment objectives are:

  - HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks of established companies with proven records of superior and consistent growth.

  - SCUDDER KEMPER VALUE PORTFOLIO seeks primarily long-term capital appreciation with a secondary objective of current income. It invests primarily in equity securities considered by its sub-adviser to be undervalued.

  - ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks which are comparable to Blue Chip Stocks (as defined in "Investment Objectives and Policies").

  - ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation. It invests primarily in Small Company Stocks (as defined in "Investment Objectives and Policies").

This Prospectus sets forth information about the Fund that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. A Statement of Additional Information (SAI) dated November 1, 1998 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission and is available upon request and without charge. You can obtain a copy by calling or writing to the Fund at the telephone number and address shown above. THE COMMISSION MAINTAINS A WEB SITE (http://www.sec.gov) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated November 1, 1998

                                 TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . .  iii

THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . .    1

DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES. . . . . . .    5

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES. . . . . . . . . . . .   12

VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .   12

PURCHASES AND REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . .   12

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . .   13

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . .   16

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS . . . . . . . . . . . .  A-1

                            FINANCIAL HIGHLIGHTS


The financial highlights presented for the five years ended June 30, 1998, 1997, 1996, 1995 and 1994 have been audited by Ernst & Young LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the report of Ernst & Young LLP thereon, are set forth in the SAI. The financial highlights presented for the fiscal period from commencement of operations through June 30, 1993 have been audited by other independent auditors. Per share information is for a share of capital stock outstanding throughout the respective fiscal period. Further performance information is contained in the Fund's annual report which may be obtained without charge by calling or writing to the Fund at the address listed on the first page of this prospectus.

The financial highlights information pertains to the Portfolios of the Fund and does not reflect charges related to Integrity Life Insurance Company Separate Account II or National Integrity Life Insurance Company Separate Account II. You should refer to the appropriate Separate Account prospectus for additional information regarding such charges.

             Harris Bretall Sullivan & Smith Equity Growth Portfolio

                               Financial Highlights

                                                                                                                 December 8,
                                                                                                                    1992
                                                                                                                (commencement
                                                                   Year Ended June 30,                         of operations)
                                          -----------------------------------------------------------------   through June 30,
                                               1998          1997          1996         1995          1994          1993
                                               ----          ----          ----         ----          ----          ----
                                                          C>
SELECTED PER-SHARE DATA

Net asset value, beginning of period         $17.53         14.49        $ 12.85      $  9.36     $  9.71       $  10.00

Income from investment operations:
Net investment income (loss)                   --  (d)       0.02           --  (d)      0.01       (0.02)(c)       --

   Net realized and unrealized gain
     (loss) on investments                     4.90          4.13           1.74         3.48       (0.33)         (0.29)
                                          ---------      --------        -------      -------     -------        -------
   Total from investment operations            4.90          4.15           1.74         3.49       (0.35)         (0.29)

Less distributions:

   From net investment income                 (0.02)         --(d)         (0.01)         --          --           --
   From net realized gain                     (1.30)        (1.11)         (0.09)         --          --           --
                                          ---------      --------        -------      -------     -------        -------
     Total distributions                      (1.32)        (1.11)         (0.10)         --          --           --
                                          ---------      --------        -------      -------     -------        -------
Net asset value, end of period              $ 21.11       $ 17.53        $ 14.49      $ 12.85     $  9.36        $  9.71
                                          ---------       -------        -------      -------     -------        -------
                                          ---------       -------        -------      -------     -------        -------
TOTAL RETURN (a)                              29.11%        30.23%         13.59%       37.29%      (3.60%)        (5.16%)

RATIOS AND SUPPLEMENTAL DATA (b)            $37,662       $28,815        $23,810      $16,393     $10,693         $5,143
   Ratio of expenses to average net
     assets                                    0.95%         1.03%          1.04%        1.05%       1.29%          1.34%

   Ratio of net investment income
     (loss) to average net assets             (0.01%)        0.14%          0.03%        0.13%      (0.17%)        (0.06%)

   Ratio of expenses to average net
     assets before voluntary expense
     reimbursement                             0.95%         1.03%          1.04%        1.05%       1.29%          3.52%

   Ratio of net investment income (loss)
     to average net assets before
     voluntary expense reimbursement          (0.01%)        0.14%          0.03%        0.13%      (0.17%)        (1.94%)

Portfolio turnover rate                          57%           46%            58%          31%         38%             6%

Average commission paid per
  equity share traded (e)                   $0.0600       $0.0600           --            --          --           --

(a) Total returns for periods of less than one year are not annualized.
(b) Data expressed as a percentage are annualized as appropriate.
(c) Net investment income (loss) per share has been calculated using the weighted monthly average number of shares outstanding.
(d) Less than $0.01 per share.
(e) Disclosure required for fiscal years beginning after September 1995. Amount provided for the fiscal year ended June 30, 1998 is not audited.

                          Scudder Kemper Value Portfolio

                               Financial Highlights

                                                                                                     December 14,
                                                                                                            1992
                                                                                                       (commencement
                                                                Year Ended June 30,                    of operations)
                                           ---------------------------------------------------------- through June 30,
                                            1998         1997         1996         1995         1994        1993
                                           -------      -------      -------      -------      ------      ------
 SELECTED PER-SHARE DATA

 Net asset value, beginning of period      $ 20.63      $ 16.17      $ 12.59      $ 10.66      $10.45      $10.00
 Income from investment operations:
   Net investment income                      0.26         0.26         0.18         0.26        0.12        0.11
   Net realized and unrealized gain
    on investments                            4.08         5.04         3.70         1.85        0.17        0.34
                                           -------      -------      -------      -------      ------      ------
   Total from investment operations           4.34         5.30         3.88         2.11        0.29        0.45

 Less distributions:
   From net investment income                (0.26)       (0.19)       (0.19)       (0.14)      (0.08)       --
   From net realized gain                    (3.69)       (0.65)       (0.11)       (0.04)       --          --
                                           -------      -------      -------      -------      ------      ------
   Total distributions                       (3.95)       (0.84)       (0.30)       (0.18)      (0.08)       --
                                           -------      -------      -------      -------      ------      ------
 Net asset value, end of period            $ 21.02      $ 20.63      $ 16.17      $ 12.59      $10.66      $10.45
                                           -------      -------      -------      -------      ------      ------
                                           -------      -------      -------      -------      ------      ------

 TOTAL RETURN (a)                            23.36%       33.78%       31.22%       19.98%       2.80%       8.25%
 RATIOS AND SUPPLEMENTAL DATA (b)

   Net assets, end of period (in
     thousands)                            $46,436      $30,930      $19,705      $10,877      $8,952      $1,671

   Ratio of expenses to average net
     assets                                   0.94%        1.05%        1.06%        1.13%       1.40%       1.24%

   Ratio of net investment income
     to average net assets                    1.58%        1.62%        1.65%        1.98%       1.98%        2.00%

   Ratio of expenses to average net
     assets before voluntary expense
     reimbursement                            0.94%        1.05%        1.07%        1.13%       1.61%        8.43%

   Ratio of net investment income (loss)
     to average net assets before
     voluntary expense reimbursement          1.58%        1.62%        1.64%        1.98%       1.76%     (1.49%)

 Portfolio turnover rate                        57%          88%          18%          29%          9%          5%

 Average commission paid per
   equity share traded (c)                 $0.0501      $0.0512          --           --         --          --

(a) Total returns for periods of less than one year are not annualized.
(b) Data expressed as a percentage are annualized as appropriate.
(c) Disclosure required for fiscal years beginning after September 1, 1995. Amount provided for the fiscal year ended June 30, 1998 is not audited.

                          Zweig Asset Allocation Portfolio

                                Financial Highlights

                                                                                                        December 14,
                                                                                                            1992
                                                                                                       (commencement
                                                                Year Ended June 30,                    of operations)
                                           ---------------------------------------------------------- through June 30,
                                            1998         1997         1996         1995         1994        1993
                                           -------      -------      -------      -------      ------      ------
 SELECTED PER-SHARE DATA

 Net asset value, beginning of
   period                                  $ 14.63      $ 14.11      $ 13.02      $ 11.44     $ 10.81      $10.00
 Income from investment operations:
   Net investment income                      0.14         0.19         0.21         0.33        0.10        0.08
   Net realized and unrealized gain
     on investments                           2.97         2.20         1.21         1.33        0.58        0.73
                                           -------      -------      -------      -------     -------      ------
   Total from investment operations           3.11         2.39         1.42         1.66        0.68        0.81
 Less distributions:
   From net investment income                (0.18)       (0.22)       (0.33)       (0.08)      (0.05)       --
   From net realized gain                     --          (1.65)        --           --          --          --
                                           -------      -------      -------      -------     -------      ------
     Total distributions                     (0.18)       (1.87)       (0.33)       (0.08)      (0.05)       --
                                           -------      -------      -------      -------     -------      ------
 Net asset value, end of period            $ 17.56      $ 14.63      $ 14.11      $ 13.02     $ 11.44      $10.81
                                           -------      -------      -------      -------     -------      ------
                                           -------      -------      -------      -------     -------      ------
 TOTAL RETURN (a)                            21.38%       18.63%       11.06%       14.57%       6.27%      14.86%

 RATIOS AND SUPPLEMENTAL DATA (b)          $47,450      $42,848      $40,222      $36,736     $31,563      $3,856
   Net assets, end of period
   (in thousands)

   Ratio of expenses to average net
     assets                                   1.18%        1.28%        1.25%        1.20%       1.39%       1.51%

   Ratio of net investment income to
     average net assets                       0.80%        1.29%        1.55%        2.73%       1.67%       1.40%

   Ratio of expenses to average net
     assets before voluntary expense
     reimbursement                            1.18%        1.28%        1.25%        1.20%       1.39%       4.87%

   Ratio of net investment income
     (loss) to average net assets before
     voluntary expense reimbursement          0.80%        1.29%        1.55%        2.73%       1.67%      (1.17%)

 Portfolio turnover rate                        65%          89%         105%          45%        101%         12%

 Average commission paid per
   equity share traded (c)                 $0.0284      $0.0262        --           --           --          --

(a) Total returns for periods of less than one year are not annualized.
(b) Data expressed as a percentage are annualized as appropriate.
(c) Disclosure required for fiscal years beginning after September 1, 1995. Amount provided for the fiscal year ended June 30, 1998 is not audited.

                       Zweig Equity (Small Cap) Portfolio

                              Financial Highlights

                                                                                                        December 14,
                                                                                                            1992
                                                                                                       (commencement
                                                                Year Ended June 30,                    of operations)
                                           ---------------------------------------------------------- through June 30,
                                            1998         1997         1996         1995         1994        1993
                                           -------      -------      -------      -------      ------      ------
 SELECTED PER-SHARE DATA
 Net Asset value, beginning of period       $14.85       $13.61       $11.62      $ 10.65      $10.11      $10.00

 Income from investment operations:
   Net investment income                      0.04         0.16         0.11         0.17        0.15        0.05
   Net realized and unrealized gain
     on investments                           3.48         2.41         2.04         0.93        0.50        0.06
                                           -------      -------      -------      -------      ------      ------
   Total from investment operations           3.52         2.57         2.15         1.10        0.65        0.11

 Less distributions:
   From net investment income                (0.14)       (0.14)       (0.16)       (0.06)      (0.11)        --
   From net realized gain                    (0.65)       (1.19)         --         (0.07)        --          --
                                           -------      -------      -------      -------      ------      ------
   Total distributions                       (0.79)       (1.33)       (0.16)       (0.13)      (0.11)        --
                                           -------      -------      -------      -------      ------      ------
 Net asset value, end of period             $17.58       $14.85       $13.61       $11.62      $10.65      $10.11
                                           -------      -------      -------      -------      ------      ------
                                           -------      -------      -------      -------      ------      ------
 TOTAL RETURN (a)                            23.72%       20.37%       18.69%       10.39%       6.53%       2.02%

 RATIOS AND SUPPLEMENTAL DATA (b)

   Net assets, end of period
     (in thousands)                        $14,688      $11,161      $11,698       $8,034      $7,591      $2,116

   Ratio of expenses to average net
     assets                                   1.52%        1.55%        1.55%        1.55%       1.72%       1.61%

   Ratio of net investment income to
     average net assets                       0.26%        0.97%        1.06%        1.54%       1.75%       0.84%

   Ratio of expenses to average net
     assets before voluntary expense
     reimbursement                            1.56%        1.82%        1.83%        1.59%       2.14%       7.29%

   Ratio of net investment income
     to average net assets before
     voluntary expense reimbursement          0.22%        0.70%         .78%        1.50%       1.32%      (1.80%)

   Portfolio turnover rate                     113%          59%         101%          67%        249%         15%

   Average commission paid per equity
     share traded (c)                      $0.0291      $0.0276          --          --           --          --

(a) Total returns for periods of less than one year are not annualized.
(b) Data expressed as a percentage are annualized as appropriate.
(c) Disclosure required for fiscal years beginning after September 1, 1995. Amount provided for the fiscal year ended June 30, 1998 is not audited.

                                    THE FUND

The Legends Fund, Inc. (FUND) was incorporated in Maryland on July 22, 1992 under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT). It is a series-type investment company consisting of multiple portfolios. The Board of Directors of the Fund may establish additional Portfolios at any time.

Integrity Capital Advisors, Inc. (formerly known as ARM Capital Advisors, Inc.) (MANAGER) serves as investment manager to all the Portfolios of the Fund and has entered into a sub-advisory agreement with a professional adviser for each Portfolio. Such advisers are individually called a SUB-ADVISER, and collectively, the SUB-ADVISERS. The Manager provides the Fund with supervisory and management services. ARM Financial Group, Inc.
(ARM) is the parent of the Manager.  See "Management of the Fund."

Shares of the Portfolios are offered to separate accounts of Integrity Life Insurance Company (INTEGRITY) and National Integrity Life Insurance Company (NATIONAL INTEGRITY) to serve as an investment vehicle for contributions under certain variable annuity contracts and certificates (CERTIFICATES) issued by the companies. See "Purchases and Redemptions."

Shareholders have the right to vote on the election of members of the Board of Directors of the Fund, on any other matters on which by law they may be entitled to vote, and on any other business which may properly come before a meeting of shareholders. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolios are required. The Fund does not hold annual meetings of shareholders. Each share of a Portfolio has equal voting, dividend and liquidation rights.

                   INVESTMENT OBJECTIVES AND POLICIES

Set forth below is a description of the investment objectives and policies of each Portfolio. The SAI describes specific investment restrictions which govern each Portfolio's investments. The objectives, and the policies and restrictions specifically cited as fundamental in this Prospectus and the SAI, are fundamental and may not be changed with respect to any Portfolio without a majority vote of shareholders of that Portfolio. Other investment policies and practices described in this Prospectus and in the SAI are not fundamental, and the Board of Directors of the Fund may change them without shareholder approval. Each Portfolio has its own investment objectives and policies. There is no assurance that a Portfolio will achieve its investment objectives.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. The Portfolio primarily invests in stocks of established companies with proven records of superior and consistent earnings growth. The Portfolio may invest all or a portion of its assets in cash and cash equivalents if the Sub-Adviser considers the securities markets to be overvalued. The Portfolio may invest in U.S. Government securities when this appears desirable in light of the Portfolio's investment objective or when market conditions warrant. For more information about Harris Bretall Sullivan & Smith, LLC (HARRIS BRETALL SULLIVAN & SMITH), the Sub-Adviser, see "Management of the Fund."

The Sub-Adviser utilizes a combination of top down economic analysis and bottom up security selection. Under a team approach, the STRATEGY TEAM makes all investment strategy decisions for the firm. The Sub-Adviser employs a number of quantitative and qualitative tools specifically designed to examine relative portfolio volatility. A key component of this work is translating the Sub-Adviser's economic framework into specific industry sector weightings. This data is then compared to the actual weightings of the market, as represented by various indices, and the weightings derived from the firm's stock selection process. This discipline allows the Strategy Team to control specific industry sector weightings of the Portfolio relative to the market, thus reducing volatility associated with large sector concentrations.

In addition to this focus on sector weightings, Harris Bretall Sullivan & Smith reduces the specific risk of the Portfolio by equally weighting all individual equity security positions at the time of purchase. The utilization of these volatility management tools reduces the trading turnover and increases the Portfolio's tax efficiency.

Once the economic framework is in place, the Strategy Team begins the stock selection process. This process starts with the development of a pre-selected equity universe. Approximately 5,000 publicly held companies are screened for fundamental characteristics, such as revenue growth, financial strength, market leadership and quality management. Specifically, the Strategy Team looks at qualitative and quantitative screens which include: Industry Dynamism, Organizational Depth, Profit Margins, Return on Equity, Debt to Equity, Capital Structure, Price-to-Earnings History, and Market Capitalization.

This qualitative and quantitative screening process results in a universe identified as the SUCCESSFUL COMPANY UNIVERSE. The Successful Company Universe is comprised of approximately 300 high quality, growth oriented companies with attractive fundamental characteristics and a minimum market capitalization of $1 billion. Within the Successful Company Universe, the Strategy Team ranks each of the securities based on earnings growth, market risk, price strength, valuations, and analysts' expectations. By reviewing these characteristics, the Strategy Team can ascertain which stocks are potential buy candidates. The Portfolio is developed from these candidates.

When the Sub-Adviser believes unusual circumstances warrant a defensive posture, the Portfolio temporarily may commit all or a portion of its assets to cash, U.S. Government securities or money market instruments, including repurchase agreements.

SCUDDER KEMPER VALUE PORTFOLIO seeks primarily long-term capital appreciation with a secondary objective of current income. The Portfolio will invest principally in a diversified portfolio of securities believed by Scudder Kemper Investments, Inc. (SCUDDER KEMPER), the Sub-Adviser for the Portfolio, to be undervalued. The Sub-Adviser's philosophy centers on identifying stocks of large, well-known companies with solid financial strength and generous dividend yields that have low price-earnings ratios (P/E RATIOS) and have been generally overlooked by the market. For more information about Scudder Kemper, see "Management of the Fund."

The Sub-Adviser's strategy reflects a contrarian approach, in that the potential for superior relative performance is highest during down markets when investment risks are greatest and protecting capital becomes of paramount importance. The Sub-Adviser seeks to outperform the S&P 500 over a market cycle. There is, of course, no assurance that this goal will be realized.

The Sub-Adviser's basic strategy is to buy low P/E stocks. In addition, the Sub-Adviser seeks to identify financially strong companies paying above-average dividends but which are currently out of favor. The Portfolio will normally be invested in approximately 35 to 45 stocks divided among 16 to 20 industries.
The Sub-Adviser believes that diversification is essential to the low P/E strategy. After having refined the portfolio candidate universe to a manageable group of promising stocks, the Sub-Adviser then applies a proprietary fundamental analysis. Qualifying stocks must generally satisfy certain requirements, including: a strong financial position, favorable operating and financial ratios, accelerating earnings growth, and a high dividend yield which a company can sustain and probably increase.

The next factor considered by the Sub-Adviser is the price-to-book value relationship. The Portfolio's investments will be principally in companies whose market prices are low in relation to book value, as the Sub-Adviser seeks solid assets and value rather than paying a high price for a concept or fad. Another characteristic sought by the Sub-Adviser is low or sharply declining institutional ownership. The Sub-Adviser believes that this is a sign of a stock that is falling out of favor from Wall Street's point of view and becoming relatively cheap.

The Sub-Adviser also analyzes debt-to-equity ratios to confirm that there is a manageable amount of debt on a company's balance sheet, usually no more than 40%. The Sub-Adviser devotes attention to reviewing cash and current ratios to be certain that the Portfolio's potential investments have strong staying power and can self-finance should the need arise.

Generally, the Sub-Adviser seeks companies with better than average growth rates in the last five and ten-year periods for both earnings and dividends. Most investments will be in securities of domestic companies; however, the Portfolio may also invest in securities of foreign companies through the acquisition of ADRs.

In order to conserve assets during periods when the Sub-Adviser believes that the market for equity securities is unduly speculative or when interest rates are abnormally high, the Portfolio may invest in U.S. Government securities and other high-grade, short-term money market instruments, including repurchase agreements with respect to such instruments. The Portfolio may also purchase and sell stock index futures contracts and index options. The Portfolio will invest in stock index futures contracts and index options solely for the purpose of hedging against changes resulting from market conditions in the values of the securities held by the Portfolio or securities which it intends to purchase or sell where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. See "Description of Various Securities and Investment Techniques."

ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation through investment primarily in Blue Chip Stocks, consistent with preservation of capital and the reduction of portfolio exposure to market risk, as determined by Zweig/Glaser Advisers (ZWEIG/GLASER), the Sub-Adviser. BLUE CHIP STOCKS are stocks which the Sub-Adviser considers comparable to the stocks included in the S&P 500 that have a minimum of $400 million market capitalization and average daily trading volume of 50,000 shares or $425 million in total assets, and which are traded on the New York Stock Exchange (NYSE), American Stock Exchange
(AMEX), over-the-counter (OTC) or on foreign exchanges. For more information about Zweig/Glaser, see "Management of the Fund."

The extent of the Portfolio's investment in Blue Chip Stocks and the selection of particular securities are determined primarily on the basis of risk management strategies and stock selection techniques developed by Dr. Martin Zweig and his staff. In an effort to meet its investment objective, the Portfolio will use certain specialized techniques. See "Description of Various Securities and Investment Techniques." The Fund will use stock index futures and/or options to increase or decrease market exposure, or to entirely eliminate market exposure, and invest in high quality money market securities and repurchase agreements in accordance with the Sub-Adviser's risk management strategies.

The Sub-Adviser uses a computer-driven stock selection model currently employed by Dr. Zweig and his staff. The model ranks approximately 1,400 of the most liquid stocks as determined by the Sub-Adviser by various measures such as earnings momentum, relative valuation, changes in analysts' earnings estimates and price momentum, and, based on the rankings, selects up to 300 stocks for the Portfolio. The Portfolio may have more than 300 securities positions when taking into account certain other investment techniques, as discussed under "Futures Contracts and Related Options" and "Short Sales." The stock selection model used may evolve or be replaced by other stock selection techniques intended to achieve the Portfolio's investment objective. Shareholders will be notified in the event of any material change to the stock selection model.

The Portfolio may invest in foreign securities publicly traded in the United States and in ADRs, which are U.S. dollar denominated receipts issued generally by domestic banks and representing the deposit of a foreign issuer. For a discussion of limitations on, and certain risks involved in, investments in foreign securities, see "Description of Various Securities and Investment Techniques."

ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation through investment primarily in Small Company Stocks, consistent with preservation of capital and reduction of portfolio exposure to market risk, as determined by Zweig/Glaser, the Sub-Adviser. Current income is not an objective. SMALL COMPANY STOCKS are the 2,000 stocks positioned immediately after the 1,000 largest stocks ranked in terms of market capitalization and/or trading volume, and which are traded on the NYSE, AMEX or OTC. Currently, the market capitalization of the 2,000 stocks ranges between $5.5 billion and $200 million. Trading volume is determined by multiplying a stock's average daily shares traded over the last year by the average price of the stock for that same period. Currently, Small Company Stocks have an average daily trading volume of approximately $4.6 million. For more information about Zweig/Glaser, see "Management of the Fund."

The extent of the Portfolio's investment in Small Company Stocks and the selection of particular securities are to be determined primarily on the basis of risk management strategies and stock selection techniques developed by Dr. Martin Zweig and his staff. In an effort to meets its investment objective, the Portfolio will use certain specialized techniques. See "Description of Various Securities and Investment Techniques." The Portfolio will use stock index futures and/or options to increase or decrease market exposure, or to entirely eliminate market exposure, and will invest in high quality money market securities, repurchase agreements, and U.S. Government securities with remaining maturities of 5 years or less, in accordance with the Sub-Adviser's risk management strategies.

The Sub-Adviser will use a computer-driven stock selection model developed by Dr. Zweig and his staff that evaluates approximately 3,000 stocks for their attractiveness by various measures such as earnings momentum, relative valuation, changes in analysts' earnings estimates and price momentum. Small Company Stocks may present greater opportunities for capital appreciation and greater risk; and they tend to be more volatile than stocks of larger, more established companies.

Under normal circumstances, the Portfolio will invest primarily in Small Company Stocks and may have some of its assets invested in larger company stocks. The stock selection model and risk management strategies used by the Sub-Adviser may evolve or be replaced by other stock selection techniques or risk management strategies intended to achieve the Portfolio's investment objective. Shareholders will be notified in advance of any such material change.

The Portfolio may invest in foreign securities publicly traded in the U.S. and in ADRs. For a discussion of limitations on, and certain risks involved in, investments in foreign securities, see "Descriptions of Various Securities and Investment Techniques."

         DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES: Each Portfolio may purchase U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). See "Mortgage-Backed Securities" below.

MORTGAGE-BACKED SECURITIES: The Portfolios may invest in those mortgage-backed securities which are also considered to be U.S. Government securities. Mortgage-backed securities include:

- GINNIE MAES -- Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association (GNMA) guarantees the timely payment of principal and interest. The GNMA guarantee is backed by the full faith and credit of the U.S. Government.

- FANNIE MAES -- The Federal National Mortgage Association (FNMA) is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

- FREDDIE MACS -- The Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the U.S. Government, issues participation certificates (PCs) which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest (and, under certain circumstances, principal) and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

- Government Collateralized Mortgage Obligations -- These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs are described more fully below.

Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays all or a portion of the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Portfolio might have to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other U.S. Government securities.

A CMO is a security issued by a private corporation or a U.S. Government instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. The Portfolios may invest in only those privately-issued CMOs which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and in CMOs issued by a U.S. Government agency or instrumentality.

Certain issuers of CMOs may be deemed to be investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore generally may not invest more than 10% of their respective total assets in such issuers without obtaining appropriate regulatory relief. In reliance on recent Securities and Exchange Commission (SEC) staff interpretations, the Portfolios may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements. When a Portfolio acquires a security from a bank or securities broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, which is not tied to the coupon rate on the underlying security. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Portfolio may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Portfolio might also incur disposition costs in liquidating the security.

LOANS OF PORTFOLIO SECURITIES: Each Portfolio may lend its portfolio securities, provided: (1) such loans are secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call such loans and obtain the return of the securities loaned; (3) the Portfolio will receive an amount in cash at least equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 10% (33-1/3% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of the total assets of the Portfolio.

BORROWING: Harris Bretall Sullivan & Smith Equity Growth Portfolio and Scudder Kemper Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. These two Portfolios may borrow money if immediately after such borrowing, the amount of all borrowing is not more than 20% of the market value of the respective Portfolio's assets (including the proceeds of the borrowing), less liabilities. Each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolios' net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds. The borrowing policy is a fundamental policy.

PUT, CALL AND INDEX OPTIONS: Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase put and call options listed on a national securities exchange. Put and call options are traded on the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and NYSE.

A Portfolio may purchase a call on securities to effect a CLOSING PURCHASE TRANSACTION, which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligations. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may write call options if the calls written by any of the Portfolios are COVERED throughout the life of the option. A call is covered if a Portfolio (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Portfolio or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Portfolio maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call. When a Portfolio writes a call on a security, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio loses the opportunity for any gain from an increase in the market price of the underlying security over the exercise price.

Zweig Asset Allocation Portfolio and Scudder Equity (Small Cap) Portfolio also may write listed put options. A Portfolio may write puts only if they are SECURED. Zweig Equity (Small Cap) Portfolio also may write OTC put options. A put is secured if a Portfolio (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. The Portfolio may purchase a put on the underlying security to effect a CLOSING PURCHASE TRANSACTION, except in those circumstances, which are believed by the Sub-Adviser to be rare, when it is unable to do so.

A Portfolio will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Portfolio if the premium, plus commission costs, paid by it to purchase the call or put is less (or greater) than the premium, less commission costs, received by it on the sale of a call or put. A gain will be realized if a call or a put which the Portfolio has written lapses unexercised, because the Portfolio would retain the premium.

Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell securities index options.
One effect of such transactions is to hedge all or part of the Portfolio's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

A Portfolio's successful use of options on indexes depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Portfolio. For additional discussion of risks associated with these transactions, see the Statement of Additional Information.

Zweig Equity (Small Cap) Portfolio may purchase and write options on the OTC market (OTC OPTIONS). The staff of the SEC has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a PRIMARY DEALER in U.S. Government securities is the other party to an option contract written by a Portfolio and that Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is IN-THE-MONEY). Although the Sub-Advisers do not believe that OTC options are generally illiquid, pending resolution of this issue, the Portfolio will conduct its operations in conformity with the views of the SEC staff.

New forms of option instruments are continuing to evolve and each of the Portfolios named above may invest in such new option instruments and variations of existing option instruments, subject to such Portfolio's investment restrictions. Each of Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio will each attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

The Fund's custodian, or a securities depository acting for it, will act as escrow agent as to the securities on which a Portfolio has written puts or calls, or as to other securities acceptable for such escrow, so that no margin deposit will be required of the Portfolio. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio.

FUTURES CONTRACTS AND RELATED OPTIONS: Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell stock index futures contracts and Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may purchase options on such contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates and conditions affecting particular industries may have on the values of securities held in each such Portfolio's portfolio, or which it intends to purchase, and not for the purpose of speculation.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Portfolio holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, the Sub-Adviser might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the costs of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if the market price declines, the Portfolio would pay more than the market price for the underlying securities. The net cost to the Portfolio would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

There is no assurance that it will be possible, at any particular time, to close a futures position. In the event that a Portfolio could not close a futures position and the value of the position declined, the Portfolio would be required to continue to make daily cash payments of maintenance margin. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to conditions in the futures markets because futures markets may have daily market price movement limits for futures contracts. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and a Portfolio does not invest in long-term securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of long-term securities in a Portfolio, but the long-term market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Successful use of futures contracts by a Portfolio is subject to the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, currency exchange rates, market prices and other factors affecting markets for debt securities.

A Portfolio may not enter into futures contracts or purchase or write related options unless it complies with rules and interpretations of the Commodity Futures Trading Commission (CFTC) which require, among other things, that futures and related options be used solely for BONA FIDE HEDGING purposes, as defined in CFTC regulations or, alternatively, that the Portfolio will not enter into futures and related options transactions if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Portfolio's total assets (calculated in accordance with CFTC regulations).

ILLIQUID SECURITIES: Each Portfolio may invest up to 10% (15% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of its net assets in illiquid securities, including securities the disposition of which is restricted under Federal securities laws, securities which are not readily marketable, OTC options, and repurchase agreements which have a maturity of longer than seven days. Securities that are freely marketable in the countries where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. The Portfolios will not include, for purposes of the percentage restrictions on ILLIQUID investments described above, securities sold pursuant to Rule 144A under the Securities Act of 1933 (RULE 144A SECURITIES) so long as such securities meet liquidity guidelines established by the Fund's Board of Directors.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS: Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may invest up to 15% of the value of their net assets in securities of foreign issuers.

Each Portfolio named above and Scudder Kemper Value Portfolio may purchase American Depositary Receipts (ADRS), which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are not subject to the above percentage limitations. ADRs include American Depositary Shares and New York Shares. ADRs may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADRs. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Portfolios may invest in sponsored and unsponsored ADRs.

Investing in the securities of foreign companies, foreign branches of domestic banks and foreign governments (see "Foreign Government Securities" and "Foreign Bank and Foreign Branch Instruments" below) involves special risks and considerations not typically associated with investing in the United States. These include differences in accounting, auditing and financial reporting standards, limited publicly available information with respect to foreign issuers, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.
 Additionally, income derived with respect to foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investing in securities of issuers in emerging countries, including certain Asian countries, involves certain considerations not typically associated with investing in securities of U.S. companies, including (1) restrictions on foreign investment and on repatriation of capital, (2) currency fluctuations, (3) the cost of converting foreign currency into U.S. dollars, (4) potential price volatility and lesser liquidity of shares traded on emerging country securities markets and (5) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries may not be equivalent to U.S. standards, and therefore disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States. Many of these countries may have less stable political environments than western democracies. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. For further information concerning emerging country securities, see "Foreign Government Securities" and "Asian and Emerging Country Debt Securities" below and "Investment Policies and Limitations -- Brady Bonds" in the SAI.

SHORT SALES: Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may engage in short sales. When a Portfolio makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Portfolio replaces the borrowed security. To deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio may, but will not necessarily, receive interest on such proceeds. The Portfolio must pay to the broker any dividends or interest payable on the security until it replaces the security.

The Portfolio's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Portfolio will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Portfolio will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Portfolio's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Portfolio may have to pay in connection with such short sale.

The Portfolios may enter into short sales AGAINST THE BOX. A short sale is against the box when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

WARRANTS: Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may invest in warrants, which are basically an option to purchase securities at a specific price valid for a specific period of time. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should also be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities. A Portfolio may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those attached to other securities). It should be noted that if the market price of the underlying security never exceeds the exercise price, the Portfolio will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price and the right to purchase the underlying security.

           DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

Net investment income from interest and dividends and substantially all of any net realized capital gains (which are not offset or eliminated for Federal income tax purposes) will be declared and paid annually by each Portfolio when results for the fiscal year are known. Net realized short-term capital gains may be paid annually or more frequently.

Dividends from net investment income and net realized capital gains will be distributed in additional shares of the Portfolio making the distribution. Dividends or distributions by a Portfolio reduce the per share net asset value by the per share amount so paid.

Each Portfolio has qualified and intends to continue to qualify as a REGULATED INVESTMENT COMPANY under Subchapter M of the Code. In order to qualify as a regulated investment company, each Portfolio must, among other things, meet certain source of income and diversification of asset tests. In any fiscal year in which a Portfolio so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital losses), the Portfolio generally will be relieved of Federal income tax on amounts distributed to shareholders. See the Statement of Additional Information for more information about this tax and its applicability to each Portfolio. The tax implications of an investment in a certificate are described in the prospectus for the certificates.

                             VALUATION OF SHARES

The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of business on the NYSE, which is generally 4:00 P.M., New York City time. Each Portfolio's net asset value per share is calculated separately.

Net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair market value under the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value.

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.

                       PURCHASES AND REDEMPTIONS

Shares of Portfolios of the Fund are offered to separate accounts of Integrity and National Integrity in connection with certain certificates they issue. Some Portfolios may not be available in certain states due to applicable state insurance law and regulations, and not all Portfolios may be available for all certificates issued by Integrity and National Integrity.

The separate accounts purchase shares of the Portfolios without a sales charge at the net asset value per share next determined after receipt of the complete purchase order. Shares of each Portfolio are redeemed at net asset value without any redemption charge. Payment upon redemption of Fund shares is normally made within seven days of receipt of such request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations).

                          MANAGEMENT OF THE FUND

THE MANAGER, SUB-ADVISERS AND DISTRIBUTOR

Under Maryland law and the Fund's Articles of Incorporation and By-Laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.

INTEGRITY CAPITAL ADVISORS, INC., 515 West Market Street, Louisville, Kentucky 40202, serves as investment manager to all the Portfolios of the Fund. The Manager was formerly known as ARM Capital Advisors, Inc. ARM, the parent of the Manager, is a publicly-owned financial services company providing retail and institutional products and services to the long-term savings and retirement market. At June 30, 1998, ARM had $8.4 billion in assets under management. At June 30, 1998, the Manager had investments totaling approximately $148 million under management and fiduciary control.

ARM (together with its subsidiaries, including the Manager) is currently evaluating, on an ongoing basis, its computer systems and the systems of other companies on which ARM's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on the core business operations of ARM or the Fund. While ARM believes its planning efforts are adequate to address its year 2000 concerns, there can be no guarantee that the systems of other companies on which ARM's operations rely will be converted on a timely basis and will not have a material effect on ARM or the Fund.

ZWEIG/GLASER ADVISERS, 900 Third Avenue, New York, New York 10022, serves as the Sub-Adviser for the Zweig Asset Allocation Portfolio and Zweig Equity (Small
Cap) Portfolio. Glaser Corp., a Delaware corporation formed by Eugene J. Glaser, and Zweig Management Corp., a Delaware corporation controlled by Dr. Martin E. Zweig, are the general partners of Zweig/Glaser. Dr. Zweig is also Chairman of Zweig/Glaser. He has provided investment advisory and portfolio management services for over 27 years and is currently affiliated with investment advisers, which, as of June 30, 1998 managed over $8 billion in assets. Dr. Zweig is also President and Director of The Zweig Fund, Inc. and the Zweig Total Return Fund, Inc., closed-end funds traded on the NYSE with combined assets of over $1 billion. He is also author of various investment advisory newsletters, including THE ZWEIG FORECAST, a regular panelist on PBS' television program WALL STREET WEEK with Louis Rukeyser for over 25 years, and an author of three books: WINNING ON WALL STREET, THE ABC'S OF MARKET FORECASTING, and WINNING WITH NEW IRAS. Zweig/Glaser also manages Zweig Series Trust, an open-end investment company with aggregate assets as of June 30, 1998 of $2.6 billion (consisting of Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets, Zweig Growth & Income Fund, Zweig Government Fund, Zweig Foreign Equity Fund and Zweig Cash Fund, Inc.). In addition, a wholly-owed subsidiary of Zweig/Glaser, Euclid Advisers LLC, managed as of June 30, 1998, $103 million in the Euclid Market Neutral Fund.

Dr. Zweig, who determines the asset allocation strategy for each Portfolio, and David Katzen, who serves as portfolio manager for each Portfolio, are primarily responsible for the day-to-day management of the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio. Dr. Zweig and Mr. Katzen have managed the Portfolios since inception. Mr. Katzen is First Vice President of Zweig/Glaser Advisers and has held various positions with the Zweig organization during the past nine years.

HARRIS BRETALL SULLIVAN & SMITH, LLC, One Sansome Street, Suite 3300, San Francisco, California 94104, serves as the Sub-Adviser to the Harris Bretall Sullivan & Smith Equity Growth Portfolio. Harris Bretall Sullivan & Smith was founded in 1971 and is owned by individual partners of the firm and Value Asset Management of Westport, CT. The firm provides investment management services to institutions and high-net worth individuals, and at June 30, 1998, had assets under management of approximately $3.2 billion.

Joseph N. Calderazzo, Senior Vice President, Portfolio Manager, and member of the investment committee, is the portfolio manager who is primarily responsible for the day-to-day management of the assets in the Harris Bretall Sullivan & Smith Equity Growth Portfolio, and has served in this function since 1994. W. Graeme Bretall, CFA, President of Harris Bretall Sullivan & Smith, served as portfolio manager from 1992 to 1994.

Mr. Calderazzo joined Harris Bretall Sullivan & Smith as a portfolio manager in 1990, and also serves as the firm's analyst for Political and Governmental Affairs. Mr. Calderazzo will make the final investment buy and sell decisions for the Portfolio. Harris Bretall Sullivan & Smith employs a team approach to the investment process so that decisions implemented for the Portfolio are made together with all tax-exempt, fully discretionary portfolios.

SCUDDER KEMPER INVESTMENTS, INC., 345 Park Avenue, 24th Floor, New York, New York 10154, serves as the Sub-Adviser to the Scudder Kemper Value Portfolio. Clients of Scudder Kemper include public funds, corporate benefit funds, college endowments and foundations, Taft-Hartley funds, and other institutional accounts. In addition, Scudder Kemper serves as investment adviser to the Kemper Mutual Group, Inc., which consists of three portfolios, Kemper Contrarian Fund, Kemper-Dreman High Return Fund, and Kemper Small Cap Fund.

All investment decisions by Scudder Kemper for the Scudder Kemper Value Portfolio are made by an investment committee, which includes a group of senior investment professionals.

Scudder Kemper, which resulted from the combination of the businesses of Scudder, Stevens & Clark, Inc. (SCUDDER) and Zurich Kemper Investments, Inc. (KEMPER), an indirect subsidiary of Zurich Insurance Company (ZURICH), in 1997, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of June 30, 1998, Scudder Kemper has more than $200 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (ZURICH INSURANCE GROUP). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Manager, with the balance owned by the Manager's officers and employees.

Each Portfolio pays the Manager a fee based on an annual percentage of the average daily net assets of such Portfolio. The management fees are deducted from the assets of each Portfolio and paid monthly, but are accrued daily for purposes of determining the value of a share of each Portfolio on each day the NYSE is open for trading. (See "Valuation of Shares".) For the services provided to each of the Portfolios, the Manager (and not the Fund) pays each Sub-Adviser a monthly fee based on an annual percentage of the average daily net assets of the respective Portfolio. The annual percentage of average daily net assets payable by each Portfolio to the Manger and by the Manager to each Sub-Adviser is set forth below. The fees paid by certain of the Portfolios may be higher than those paid by other investment companies.

                                             Annual Percentage of    Annual Percentage
                                              Average Net Assets       of Average Net
                                                     Paid              Assets Paid By
                                             By Portfolio to the    the Manager to Sub-
                                                   Manager                Adviser
                                             --------------------   -------------------
 Harris Bretall Sullivan & Smith Equity
   Growth Portfolio                                  .65%                  .40%

 Scudder Kemper Value Portfolio                      .65%                  .40%

 Zweig Asset Allocation Portfolio                    .90%                  .65%

 Zweig Equity (Small Cap) Portfolio                 1.05%                  .80%

ARM Securities Corporation (ARM SECURITIES), a wholly-owned subsidiary of ARM, acts as Distributor of the Portfolios' shares without remuneration from the Fund or the Portfolios. ARM Securities is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ARM Securities' address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

EXPENSES

The Fund bears all expenses of its operations other than those borne by the Manager or ARM Securities as distributor. In particular, the Fund pays (and allocates among the respective Portfolios): investment management fees; transaction costs, including brokerage commissions; record keeping agent fees; custodian fees; legal fees; audit fees; shareholder reports expenses; registration fees; proxy and shareholder meeting expenses; and the fees and expenses of Directors who are not INTERESTED PERSONS of the Fund, within the meaning of the 1940 Act.

The Manager has agreed to reimburse the respective Portfolios on a pro rata basis up to the amount of their respective fees to the extent that the total expenses of a Portfolio in a given year (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed any applicable state expense limitations.

The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE

As a general matter, each Sub-Adviser arranges for the purchase and sale of the respective Portfolio's securities and selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Sub-Advisers may select broker-dealers which provide them with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those other broker-dealers may have charged if, in their view, the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

Brokerage arrangements with affiliates of the Manager or the Sub-Advisers, if any, will be in accordance with the 1940 Act and the rules and regulations promulgated thereunder. No transactions may be effected by a Portfolio with an affiliate of the Manager or a Sub-Adviser acting as principal for its own account, except to the extent permitted by law.

Transactions in money market securities, other government securities and most other fixed income securities are principal transactions, on which no brokerage commission is paid. These transactions are normally effected with major dealers in money market instruments, government securities or such fixed income securities. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. OTC purchases and sales are normally made with principal market-makers, except where, in the opinion of the Sub-Adviser, the best executions are available elsewhere.

The Portfolios described in "Description of Various Securities and Investment Techniques--Futures Contracts and Related Options" may incur transaction costs in connection with the acquisition of futures contracts and options thereon.

For reporting purposes, a Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, securities whose maturities at the time of acquisition were one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities. Options activities may increase the turnover rate for a Portfolio, because the exercise of calls written by the Portfolio and puts owned by the Portfolio would cause the Portfolio to sell the underlying securities. Increased portfolio turnover may result in greater brokerage commissions. See "Financial Highlights" for information as to the Portfolios' portfolio turnover rates for the period from commencement of operations through June 30, 1993 and the fiscal years ended June 30, 1994, 1995, 1996, 1997 and 1998.

                             OTHER INFORMATION

CUSTODIAN: Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the assets of all of the Portfolios. IFTC has indicated that, as of July 31, 1998, it was on target to achieve its goal of a Year-2000 compliant production system environment by December 31, 1998.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT: IFTC also acts as transfer agent, dividend disbursing agent and recordkeeping agent.

PERFORMANCE INFORMATION: The Fund may, from time to time, calculate the yield or the total return of the Portfolios and may include such information in reports to shareholders. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Performance information for the Portfolios is contained in the Fund's annual reports to shareholders, which may be obtained without charge.

Any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period (NET INVESTMENT INCOME), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual TOTAL RETURN for a Portfolio will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Portfolio over certain periods that will include periods of 1, 5, and 10 years (up to the life of the Portfolio), will reflect the deduction of a proportional share of Portfolio expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid.

For a description of the methods used to determine yield and total return for the Portfolios, see the Statement of Additional Information.

                                                                    APPENDIX A

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER

Description of relevant commercial paper ratings of Standard & Poor's Ratings Group ("S&P") are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Description of the relevant commercial paper ratings of Moody's Investors Service, Inc. ("Moody's") are as follows:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        --   Leading market positions in well-established industries.

        --   High rates of return on funds employed.

        -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
             This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurement and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE BONDS

Descriptions of the bond ratings of S&P are:

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC or C--Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Descriptions of the bond ratings of Moody's are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

STATEMENT OF ADDITIONAL INFORMATION

THE LEGENDS FUND, INC.                              515 West Market Street
                                                Louisville, Kentucky 40202
                                                 Telephone: 1-800-325-8583

The Legends Fund, Inc. (FUND) is an open-end management investment company with multiple portfolios available for investment. Shares of the Portfolios are currently sold only to separate accounts of Integrity Life Insurance Company (INTEGRITY) and National Integrity Life Insurance Company (NATIONAL INTEGRITY) as an investment medium for variable annuity certificates and contracts (CERTIFICATES) they issue. The Fund's current portfolios and their investment objectives are:

  - HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks of established companies with proven records of superior and consistent growth.

  - SCUDDER KEMPER VALUE PORTFOLIO seeks primarily long-term capital appreciation with a secondary objective of current income. It invests primarily in equity securities considered by its sub-adviser to be undervalued.

  - ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks which are comparable to Blue Chip Stocks (as defined in "Investment Objective and Policies" in the Fund's Prospectus).

  - ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation. It invests primarily in Small Company Stocks (as defined in "Investment Objective and Policies" in the Fund's Prospectus).

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 1, 1998. A copy of the Prospectus may be obtained by calling or writing to the Fund at the telephone number or address shown above. This SAI is incorporated by reference into the Prospectus.

                     Statement of Additional Information dated November 1, 1998

                               TABLE OF CONTENTS


INVESTMENT POLICIES AND LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . . .B-3

OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES. . . . . . . . . . . . . . . . . . .B-7

DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-12

INVESTMENT MANAGEMENT SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . B-14

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-17

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . B-19

VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-20

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-20

YIELD AND PERFORMANCE INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . B-21

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-24

FINANCIAL STATEMENTS OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . B-25

OPTIONS AND FUTURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1

                 INVESTMENT POLICIES AND LIMITATIONS

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to Integrity Capital Advisors, Inc. (MANAGER) and the respective Sub-Advisers (each, a SUB-ADVISER, and collectively, the SUB-ADVISERS) to each Portfolio, see "Management of the Fund" in the Prospectus and "Investment Management Services" in this Statement of Additional Information. For information relating to the use of options, futures and other hedging strategies, see "Description of Various Securities and Investment Techniques--Put, Call and Index Options; Futures Contracts and Related Options" in the Prospectus and "Options, Futures and Other Hedging Strategies" in this Statement of Additional Information.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES AND DEPOSITORY RECEIPTS. As noted in the Prospectus, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio each may invest up to 15% of its net assets in securities of foreign issuers. Many of the foreign securities held by these Portfolios are not registered with the Securities and Exchange Commission (SEC), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Each of the Portfolios named above and Scudder Kemper Value Portfolio may invest in American Depository Receipts (ADRS). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject.

ILLIQUID SECURITIES. Each Portfolio may invest up to 10% (15% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of its net assets in illiquid securities. The term ILLIQUID SECURITIES for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, purchased over-the-counter (OTC) options, repurchase agreements maturing in more than seven days and restricted securities other than Rule 144A securities (see below) that the respective Sub-Adviser has determined are liquid pursuant to guidelines established by the Fund's Board of Directors. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (1933 ACT). Restricted securities acquired by a Portfolio include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a SAFE HARBOR from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and a Portfolio might be unable to dispose of such securities promptly or at favorable prices.

The Board of Directors has delegated the function of making day-to-day determinations of liquidity to each Sub-Adviser pursuant to guidelines approved by the Board. Each Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Each Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the Board of Directors.

SECTION 4(2) PAPER. Commercial paper issues in which the Portfolios may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called PRIVATE PLACEMENT exemption from registration which is afforded by Section 4(2) of the 1933 Act (SECTION 4(2) PAPER). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" above. The Portfolios' percentage limitations on investments in illiquid securities include Section 4(2) paper other than Section 4(2) paper that the Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. The Board has delegated to the Sub-Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Advisers to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require the Sub-Advisers to perform the same monitoring and reporting functions.

GNMA, FNMA AND FHLMC CERTIFICATES. As described in the Prospectus, certain Portfolios may invest in mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases PASS-THROUGH instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

Prepayments on mortgages underlying mortgage-backed securities occur when a mortgagor prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. In general, prepayments on mortgage-backed securities will be a function of the relative coupon of the mortgages, the age of the mortgages, and the general level of interest rates in the market. To a limited extent, prepayment rates and, consequently, the average life of an anticipated yield to be realized from a mortgage-backed security can be estimated using statistical models. However, because the actual prepayments of the underlying mortgages vary, it is impossible to predict exactly the yield and average life of a mortgage-backed security.

During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When a Portfolio receives prepayments on mortgage-backed securities, it may reinvest the prepaid amounts in securities the yields of which will reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the mortgage-backed security on which the prepayment is received. In addition, since payments on the underlying mortgages are passed through to the holders of the mortgage-backed securities, if a Portfolio purchases mortgage-backed securities at a premium or a discount, unless it makes certain elections, it will recognize a capital loss or gain when payments of principal are passed through to the Portfolio as a result of regular payments or prepayments on the mortgages in the underlying pool.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA CERTIFICATES) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios may purchase are the MODIFIED PASS-THROUGH type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the ISSUER and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration
(FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (PCS) and guaranteed mortgage certificates (GMCs). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA issues guaranteed mortgage pass-through certificates (FNMA CERTIFICATES). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

REPURCHASE AGREEMENTS. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio is authorized to lend up to 10% (33-1/3% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small
Cap) Portfolio) of the value of its total assets to broker-dealers or institutional investors that the Sub-Adviser deems qualified, but only when the borrower maintains with the Portfolio's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Sub-Adviser to be of good standing and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. During the period of the loan the Sub-Adviser will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio will retain authority to terminate any loan at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Portfolio, which cannot be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act of 1940, as amended (the 1940 ACT), as the lesser of: (1) 67% or more of the Portfolio's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Portfolio's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, no Portfolio may:

   (1) make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. GOVERNMENT SECURITIES), certificates of deposit and bankers' acceptances;

   (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio may be invested without regard to this limitation;

   (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

   (4) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost (10% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

   (5) make short sales of securities or maintain a short position, except to the extent described in the Prospectus;

   (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

   (7) purchase or sell commodities or commodity contracts, except to the extent described in the Prospectus and this Statement of Additional Information with respect to futures and related options;

   (8)  invest in oil, gas or mineral-related programs or leases;

   (9) make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Prospectus and Statement of Additional Information shall not be deemed to be the making of a loan;

   (10) purchase any securities issued by any other investment company except
        (i) by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, (ii) in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company and (iii) purchases of collateralized mortgage obligations or asset-backed securities, the issuers of which are investment companies; or

   (11) borrow money or issue senior securities, except that each of Harris Bretall Sullivan & Smith Equity Growth Portfolio and Scudder Kemper Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. Each of these two Portfolios may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will make no further investments until such borrowing is repaid. It is the current intention of each of these two Portfolios not to borrow money in excess of 5% of its assets. A Portfolio may pledge up to 5% (10% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Portfolio.

The following investment restriction may be changed by the vote of the Fund's Board of Directors without shareholder approval:

         No Portfolio will hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the CODE), and the Treasury regulations issued thereunder, on segregated asset accounts used to fund variable annuity contracts.

                 OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES

As discussed in the Prospectus, each of Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may use a variety of financial instruments (HEDGING INSTRUMENTS), including certain options, futures contracts (sometimes referred to as FUTURES) and options on futures contracts, to attempt to hedge the Portfolio's investments or attempt to enhance the Portfolio's income. The particular Hedging Instruments are described in Appendix A to this Statement of Additional Information.

Hedging strategies can be broadly categorized as SHORT HEDGES and LONG HEDGES. A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (CFTC) and various state regulatory authorities.

In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers that utilize these techniques expect to discover additional opportunities in connection with options, future contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as a particular Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with the respective Portfolio's investment objectives and permitted by the respective Portfolio's investment limitations and applicable regulatory authorities.
The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

          (1) Successful use of most Hedging Instruments depends upon the Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the price of individual securities. While the Sub-Advisers that utilize these techniques are experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

          (4) As described below, a Portfolio might be required to maintain assets as COVER, maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (I.E., Hedging Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Portfolio.

COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either
(1) an offsetting COVERED position in securities, currencies or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS. The Portfolios that may use options may purchase put and/or call options, and write (sell) covered put and call options on equity and debt securities, stock indices, and/or foreign currencies are identified in the Prospectus. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option;
this is known as a closing sale transaction.

The Portfolios identified in the Prospectus may purchase or write exchange-traded and/or OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the CONTRA PARTY) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction.

Generally, the OTC debt and foreign currency options used by the Portfolios are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the Fund's Board of Directors without shareholder vote:

          (1) Zweig Asset Allocation Portfolio, Scudder Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets; and

          (2) Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

Futures strategies also can be used to manage the average duration of a Portfolio. If the Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, INITIAL MARGIN consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent VARIATION MARGIN payments are made to and from the futures broker daily as the value of the futures position varies, a process known as MARKING TO MARKET. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Portfolio will trade options on futures on any exchange or board of trade unless, in the Sub-Adviser's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, PROGRAM TRADING and other investment strategies might result in temporary price distortions.

LIMITATIONS ON THE USE OF FUTURES. A Portfolio will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. This guideline can be changed by the Fund's Board of Directors without shareholder vote. This guideline does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures and related options transactions. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered RELATED OPTIONS.

In addition, the Fund has represented to the CFTC that it: (1) will use future contracts, options thereon and foreign currency options traded on a commodities exchange solely in BONA FIDE hedging transactions or, alternatively (2) will not enter into futures contracts, options thereon or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Portfolio's total assets (calculated in accordance with CFTC regulations).

FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The Portfolios noted in the Prospectus may use options and futures on foreign currencies, and foreign currency forward contracts as described below to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. Such currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Portfolios might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using Hedging Instruments on other currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

                            DIRECTORS AND OFFICERS

The Directors and officers of the Fund, their business addresses and principal occupations during the past five years are listed below. Unless otherwise indicated, each person's address is 515 West Market Street, Louisville, KY 40202.


Name, Age and Address        Position with the Fund        Other Business Activities in Past 5 Years
---------------------        ----------------------        -----------------------------------------
John R. Lindholm (49)*       Director                      President of Integrity and Vice President-Chief Marketing Officer of
                                                           National Integrity since November 26, 1993; Executive Vice
                                                           President-Chief Marketing Officer of ARM Financial Group, Inc. since
                                                           July 27, 1993; since March 1992 Chief Marketing Officer of
                                                           Analytical Risk Management, L.P.  From June 1990 to February 1992,
                                                           Chief Marketing Officer and a Managing Director of the ICH Capital
                                                           Management Group, ICH Corporation, Louisville, Kentucky; prior thereto, Chief Marketing Officer and Managing Director for Capital
                                                           Holding Corporation's Accumulation and Investment Group. Director of
                                                           the mutual funds in the State Bond Group of mutual funds from June
                                                           1995 to December 1996.

John Katz (59)               Director                      Investment banker since January 1991; Chairman and Chief Executive
10 Hemlock Road                                            Officer, Sam's Restaurant Group, Inc. (a restaurant holding
Hartsdale, NY                                              company), from June 1991 to August 1992; Executive Vice President
                                                           (from January 1989 to January 1991) and Senior Vice President (from
                                                           December 1985 to January 1989), Equitable Investment Corporation (an
                                                           indirect wholly-owned subsidiary of The Equitable Life Assurance
                                                           Society of the United States, through which it owned and managed its investment operations).  Director of the mutual funds in the State
                                                           Bond Group of mutual funds from June 1995 to December 1996.

William B. Faulkner (70)     Director                      Director since November 1996.  President, William Faulkner &
240 East Plato Blvd.                                       Associates (business and institutional adviser), since 1986;
St. Paul, Minnesota 55107                                  Consultant to American Hoist & Derrick Company (construction equipment manufacturer), from 1986 to 1989; prior thereto, Vice
                                                           President and Assistant to the President, American Hoist & Derrick
                                                           Company. Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

Chris L. Mahai (43)          Director                      President, clavm, inc., (a firm that provides consulting, project
620 Keller Parkway                                         management and infomediary services to organizations interested in
Little Canada,                                             creating and implementing innovative business, community and
Minnesota 55117-1234                                       marketplace strategies and initiatives) ; Poynter Fellow, the
                                                           Poynter Institute for Media Studies; Board Member (Cowles Media)
                                                           Star Tribune Foundation, from September, 1992 to June, 1998; Senior
                                                           Vice President and General Manager of Markets and Products,  Cowles
                                                           Media Company/Star Tribune, from November, 1996 to June,

Name, Age and Address        Position with the Fund        Other Business Activities in Past 5 Years
---------------------        ----------------------        -----------------------------------------
                                                           1998; Senior Vice President and General Manager of the Consumer
                                                           Business Unit, Cowles Media Company/Star Tribune, from December 1995 to October, 1996; Senior Vice President and Strategic Integration
                                                           Leader, Cowles Media Company/Star Tribune, from August, 1993 to
                                                           November, 1995.

Edward J. Haines (51)        President                     Vice President, Marketing of ARM Financial Group, Inc. since
                                                           December 16, 1993; Director of Retail Marketing and Vice President
                                                           of the National Home Life Assurance Company subsidiary of Capital
                                                           Holding Corporation from 1987 to December 1993.

Barry G. Ward (37)           Controller                    Controller of ARM Financial Group, Inc. since April 1996.  From
                                                           October 1993 to April 1996, Mr. Ward was directly responsible for the Company's financial reporting function.  From January 1989 to
                                                           October 1993, Mr. Ward served in various positions within Ernst &
                                                           Young LLP's Insurance Industry Accounting and Auditing Practice, the
                                                           last of which was Manager. Controller of the mutual funds in the
                                                           State Bond Group of mutual funds from May 1996 to December 1996.

Peter S. Resnik (37)         Treasurer                     Treasurer of ARM Financial Group, Inc., Integrity and National
                                                           Integrity since December 1993; employed in various financial and operational capacities by Analytical Risk Management Ltd. since
                                                           December 14, 1992; Assistant Vice President of the Commonwealth Life
                                                           Insurance Company subsidiary of Capital Holding Corporation from
                                                           1986 to December 1992. Treasurer of the mutual funds in the State
                                                           Bond Group of mutual funds from June 1995 to December 1996.

Kevin L. Howard (34)         Secretary                     Assistant General Counsel of ARM Financial Group, Inc. since January 31,
                                                           1994; Assistant General Counsel of Capital Holding Corporation
                                                           from April 1992 to January 1994; Attorney Greenebaum Doll &
                                                           McDonald, 1989 to April 1992.  Vice President and Secretary of the
                                                           mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.


---------------
* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his positions with ARM Financial Group, Inc.


The Fund pays Directors who are not INTERESTED PERSONS of the Fund fees for serving as Directors. During the fiscal year ended June 30, 1998 the Fund payed the Directors who are not interested persons of the Fund $49,000 exclusive of expenses. Because the Manager and the Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager, Integrity, National Integrity or a Sub-Adviser receives any compensation from the Fund for acting as a Director or officer.

The following table sets forth for the fiscal year ended June 30, 1998, compensation paid by the Fund to the non-interested Directors. Directors who are interested persons, as defined in the 1940 Act, receive no compensation from the Fund.

                                             Pension or
                                             Retirement       Estimated          Total
                                              Benefits          Annual        Compensation
                           Aggregate         Accrued as        Benefits        From Fund
                          Compensation      Part of Fund         Upon           Paid to
    Name of Director       From Fund          Expenses        Retirement       Directors
    ----------------      ------------      ------------      ----------      ------------
William B. Faulkner         $14,000             NONE             N/A            $14,000

John Katz                   $14,000             NONE             N/A            $14,000

Theodore S. Rosky*          $14,000             NONE             N/A            $14,000

Chris L. Mahai              $ 7,000             NONE             N/A            $ 7,000


---------------

*    Mr. Rosky resigned from the Board as of May 24, 1998.


As of June 30,1998, the Directors and officers of the Fund as a group, owned less than 1% of the outstanding shares of the Fund.

                    INVESTMENT MANAGEMENT SERVICES

The Manager acts as the investment manager of each Portfolio pursuant to a management agreement with the Fund dated as of July 10, 1998 (MANAGEMENT AGREEMENT). Under the Management Agreement, the Fund pays the Manager a fee for each Portfolio, computed daily and payable monthly, according to the schedule set forth in the Prospectus. The Manager is then responsible under the Management Agreement for paying each Sub-Adviser the sub-advisory fees payable. For the fiscal years ended June 30, 1996, 1997 and 1998, each Portfolio paid the Manager* management fees in the amounts set forth below:

                                                       Management Fee for Fiscal Year Ended
                                                       ------------------------------------
                                                  June 30,
Portfolio                                           1996        June 30, 1997      June 30, 1998
---------                                         --------      -------------      -------------
Harris Bretall Sullivan & Smith Equity Growth
  Portfolio                                       $143,566        $160,836           $199,561

Scudder Kemper Value Portfolio                    $ 85,287        $164,290           $228,476

Zweig Asset Allocation Portfolio                  $355,357        $369,657           $394,520

Zweig Equity (Small Cap) Portfolio                $102,926        $112,524           $135,678


---------------
* The Manager assumed the duties and responsibilities of Integrity as the Fund's manager on February 1, 1996.

In May 1998, certain investment funds sponsored by Morgan Stanley Dean Witter (the "MSDW Funds") sold the approximately 12.4 million shares of ARM Financial Group, Inc. ("ARM"), the parent of the Manager, that were owned by the MSDW Funds in a secondary offering (the "Secondary Offering"). Prior to the Secondary Offering, the MSDW Funds owned approximately 53% of the outstanding shares of common stock; following the Secondary Offering, the MSDW Funds owned no shares of ARM. As a result of the Secondary Offering, which may be deemed to constitute an indirect change of control of the Manager and therefore an assignment under the 1940 Act, the then effective Management Agreement terminated. The Manager provided the services specified in the Management Agreement to the Fund without charge for the period from May 8, 1998 through July 10, 1998, when the new Management Agreement was approved by Fund shareholders.

Pursuant to the Management Agreement with the Fund, the Manager is responsible for general supervision of the Sub-Advisers, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administers the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodians or transfer and dividend disbursing agent.

Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by the Manager or ARM Securities, the Fund's distributor. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (2) investment management fees;
(3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of such registrations and qualifications; (5) fees and expenses payable to the Directors who are not INTERESTED PERSONS of the Fund or the Manager, Integrity, National Integrity or any Sub-Adviser; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, directors' and officers' uncollectible items of deposit and other insurance and fidelity bonds; (8) legal, accounting and auditing expenses; (9) charges of custodians, transfer agents and other agents; (10) expenses of setting in type and providing a camera-ready copy of prospectuses and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (11) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or Portfolio; (12) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (13) costs of meetings of shareholders.

The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the investment management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios. For the fiscal years ended June 30, 1996, 1997 and 1998, the Subadvisors received subadvisory fees in respect of each Portfolio in the amounts set forth below:

                                     Amount Reimbursed for Fiscal Year Ended
                                     ---------------------------------------
 Portfolio                        June 30, 1996   June 30, 1997   June 30, 1998
 ---------                        -------------   -------------   -------------
 Harris Bretall Sullivan &
 Smith Equity Growth
 Portfolio                              --             --              --

 Scudder Kemper Value
 Portfolio                         $   902             --              --

 Zweig Asset Allocation
 Portfolio                              --             --              --

 Zweig Equity (Small Cap)
 Portfolio                         $26,989        $29,273          $5,527

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement may be renewed from year to year after its initial two-year term so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by the Fund or the Manager upon 60 days' prior written notice.

The Manager has entered into a Sub-Advisory Agreement with Sub-Advisers for each Portfolio. A description of each Sub-Adviser is included in the Prospectus.
See "Management of the Fund--The

Manager, Sub-Advisers and Distributor." Each Sub-Advisory Agreement provides that the Sub-Adviser will furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Sub-Adviser is obligated to keep certain books and records of the Fund. The Manager supervises each Sub-Adviser's performance of such services. Each Sub-Adviser is paid by the Manager and not the Fund in accordance with the schedule set forth in the Prospectus. For the fiscal years ended June 30, 1996, 1997 and 1998, the Manager or its predecessor paid the Sub-Advisers sub-advisory fees in respect of each Portfolio in the amounts set forth below:

                              Amount of Sub-Advisory Fee for Fiscal Year Ended
                              ------------------------------------------------
 Portfolio                     June 30, 1996    June 30, 1997    JUNE 30, 1998
 ---------                     -------------    -------------    -------------
 Harris Bretall Sullivan &
   Smith Equity Growth
   Portfolio                      $110,436         $123,720         $141,321

 Scudder Kemper Value
   Portfolio                      $ 62,332         $126,377         $161,781

 Zweig Asset Allocation
   Portfolio                      $296,131         $308,047         $312,874

 Zweig Equity (Small Cap)
   Portfolio                      $ 88,222         $ 96,449         $111,641

In anticipation of the termination of the Management Agreement on May 8, 1998 as a result of the Secondary Offering and of the Sub-Advisory Agreements upon termination of the Management Agreement, to ensure the continued provision of investment advisory services to the Fund, the Fund's Board of Directors approved interim investment advisory agreements between the Fund, on behalf of each Portfolio, and the respective Sub-Adviser. The annual fee rates payable under the interim agreements were the same as were in effect under the old Sub-Advisory Agreements. Accordingly, the fees reflected in the foregoing table as having been paid to the Sub-Advisers for the period from May 8, 1998 through July 10, 1998 were paid directly by the Fund pursuant to the interim agreements and not by the Manager. New Sub-Advisory Agreements were approved and the interim agreements were ratified by shareholders on July 10, 1998.

Each Sub-Advisory Agreement may be renewed from year to year after its initial two-year term so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Sub-Advisory Agreement may be terminated by the Fund, the Manager or the respective Sub-Adviser upon 60 days' prior written notice.

                          PORTFOLIO TRANSACTIONS

Subject to policies established by the Fund's Board of Directors, each Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the respective Portfolio. As a general matter in executing portfolio transactions, each Sub-Adviser may employ or deal with such brokers or dealers as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a SPREAD, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

The Manager and certain of the Sub-Advisers are affiliated with registered broker-dealers, including Zweig Securities Corp. Until May 8, 1998, the Manager was affiliated with Morgan Stanley & Co. Incorporated. From time to time, a portion of one or more Portfolios' brokerage transactions may be conducted with such broker-dealers, subject to the criteria for allocation of brokerage described above. The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such broker-dealers by any Portfolio with which they are affiliated are fair and reasonable. Also, due to securities law limitations, the Portfolios will limit purchases of securities in a public offering if an affiliated broker-dealer is a member of the syndicate for that offering. No transactions may be effected by a Portfolio with an affiliate of the Manager, Integrity, National Integrity or a Sub-Adviser acting as principal for its own account.

For the fiscal years ended June 30, 1996, 1997 and 1998 the Fund paid the following brokerage commissions with respect to each of the Portfolios:

                          Brokerage Commissions Paid During the Fiscal Year Ended
                          -------------------------------------------------------
 Portfolio                   June 30, 1996    June 30, 1997     June 30, 1998
 ---------                   -------------    -------------     -------------
 Harris Bretall Sullivan
   & Smith Equity Growth
   Portfolio                   $31,182           $22,892           $30,772

 Scudder Kemper Value
   Portfolio                   $15,056           $61,962           $51,642

 Zweig Asset Allocation
   Portfolio                   $73,378           $74,292           $48,874

 Zweig Equity (Small Cap)
   Portfolio                   $21,869           $15,722           $25,868

For the fiscal years ended June 30, 1996, 1997 and 1998, the Fund paid the following brokerage commissions with respect to each of the Portfolios to broker-dealers who are (or were) affiliated persons of such Portfolios. Also presented below for the fiscal years ended June 30, 1997 and 1998 are the brokerage commissions paid to such broker-dealers as a percentage of the aggregate brokerage commissions paid by each Portfolio and as a percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions engaged in by such Portfolio.

                                                    Fiscal Year Ended June 30, 1997           Fiscal Year Ended June 30, 1998
                                                    -------------------------------           -------------------------------
                                                         Brokerage Commissions                     Brokerage Commissions
                                                         ---------------------                     ---------------------
                                 Brokerage
                                Commissions                                   As a                                       As a
                                Paid During                               Percentage of                              Percentage of
                                 the Fiscal                    As a         Portfolio                      As a        Portfolio
                                 Year Ended                Percentage of   Transactions               Percentage of   Transactions
   Affiliated                       June                     Aggregate      Involving                   Aggregate      Involving
  Broker-Dealer    Portfolio    30, 1996 ($)    Paid ($)    Commissions    Commissions     Paid ($)    Commissions    Commissions
  -------------    ---------    ------------    --------   -------------  -------------    --------   -------------  -------------
 Paine            Harris
 Webber(b)        Bretall
                  Sullivan &
                  Smith
                  Equity
                  Growth
                  Portfolio         5,952

                  Scudder
                  Kemper
                  Value
                  Portfolio         4,174

                                                       B-18

                                                    Fiscal Year Ended June 30, 1997           Fiscal Year Ended June 30, 1998
                                                    -------------------------------           -------------------------------
                                                         Brokerage Commissions                     Brokerage Commissions
                                                         ---------------------                     ---------------------
                                 Brokerage
                                Commissions                                   As a                                       As a
                                Paid During                               Percentage of                              Percentage of
                                 the Fiscal                    As a         Portfolio                      As a        Portfolio
                                 Year Ended                Percentage of   Transactions               Percentage of   Transactions
   Affiliated                       June                     Aggregate      Involving                   Aggregate      Involving
  Broker-Dealer    Portfolio    30, 1996 ($)    Paid ($)    Commissions    Commissions     Paid ($)    Commissions    Commissions
  -------------    ---------    ------------    --------   -------------  -------------    --------   -------------  -------------
 Morgan           Zweig Asset
 Stanley(a)       Allocation
                  Portfolio        51,370        50,774         68%            84%          38,099          78%           89%

                  Zweig
                  Equity
                  (Small Cap)
                  Portfolio        13,825         8,051         51%            69%          15,700          61%           69%

                  Scudder
                  Kemper
                  Value
                  Portfolio            --         2,060          3%             4%             600            1%          --(c)

 Zweig            Zweig Asset
 Securities       Allocation
 Corporation      Portfolio         1,199            --         --             --              583            1%          --(c)

                  Zweig
                  Equity
                  (Small Cap)
                  Portfolio           403            --         --             --               17           --(c)        --(c)

---------------------------

(a) Morgan Stanley was no longer an affiliated person of the Fund after May 8, 1998.
(b) Paine Webber was no longer an affiliated person of the Fund after April 1, 1996.
(c)  Less than 1%.

Transactions in futures contracts are executed through futures commission merchants (FCMS) who receive brokerage commissions for their services. The procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of certain broker-dealers that are affiliated with the Sub-Advisers, are similar to those in effect with respect to brokerage transactions in securities.

The Sub-Advisers may select broker-dealers which provide them with research services [(including statistical and economic data and market reports)] and may cause a Portfolio to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers in connection with other funds or accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising such Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the Sub-Advisory Contracts. The Portfolios may purchase and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Portfolio and for other investment accounts managed by each Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Portfolio and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Portfolio and such other account(s) as to amount according to a formula deemed equitable to the Portfolio and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

PORTFOLIO TURNOVER.   For reporting purposes, a Portfolio's portfolio
turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities.

The options activities of a Portfolio may affect its turnover rate, the amount of brokerage commissions paid by a Portfolio and the realization of net short-term capital gains. High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Valuation of Shares" and "Taxes."

The exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

           ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The separate accounts of Integrity and National Integrity purchase and redeem shares of each Portfolio on each day on which the New York Stock Exchange, Inc. (NYSE) is open for trading (BUSINESS DAY) based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of trading (generally 4:00 p.m., New York City time) on that Business Day. Payment for redemptions is made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit.
The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

                             VALUATION OF SHARES


The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of the NYSE, which generally is 4:00 P.M., New York City time, on each Business Day. Each Portfolio's net asset value per share is calculated separately.

For all Portfolios, the net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.

All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

                                   TAXES

Shares of the Portfolios are currently offered only to Integrity and National Integrity separate accounts that fund variable annuity contracts. See the Prospectus for the certificates for a discussion of the special taxation of insurance companies with respect to such accounts and of the contract holders.

Each Portfolio is treated as a separate corporation for federal income tax purposes. In order to qualify (or to continue to qualify) for treatment as a regulated investment company (RIC) under the Code, each Portfolio must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) for such taxable year and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock or securities or those currencies (INCOME REQUIREMENT);
(2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S.

Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and (4) the Portfolio must distribute during its taxable year at least 90% of its investment company taxable income plus 90% of its net tax-exempt interest income, if any.

The use of hedging and related income strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by each Portfolio eligible to use such strategies. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

Dividends, interest and other income derived by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on that Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities. See the Prospectus for the certificates for further tax information.

                      YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Portfolio in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total Return with respect to the shares of a Portfolio is a measure of the change in value of an investment in a Portfolio over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Portfolio's shares immediately rather than paid to the investor in cash. The formula for Total Return with respect to a Portfolio's shares used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment.
Average Annual Total Return is measured by annualizing Total Return over the period.

PERFORMANCE COMPARISONS. Each Portfolio may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. Any statements of a Portfolio's performance will also disclose the performance of the respective separate account issuing the certificates.

Each Portfolio may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Portfolio may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

The performance figures described above may also be used to compare the performance of a Portfolio's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollar, British pound, Canadian dollar, Japanese yen, Swiss franc, French franc, Deutsche mark and Dutch guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; 65% S&P Index and 35% Salomon Brothers High Grade Bond Index; 60% of the S&P 500, 30% of Lehman Brothers Government/Corporate Bond Index, and 10% of 90-Day Treasury Bill Yield; 60% of the S&P 500 and 40% of Lehman Brothers Intermediate Treasury Bond Index; and 50% J.P. Morgan Emerging Market Bond Index and 50% of Lehman Brothers Aggregate Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private
- placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

J.P. Morgan Emerging Markets Bond Index is a market weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents a historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

90-Day Treasury Bill Yield

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Manager or any of the Sub-Advisers derived from such indices or averages.

                         OTHER INFORMATION

The Portfolios are organized as separate series of the Fund, a Maryland corporation which was incorporated on July 22, 1992 under the name "Integrity Series Fund, Inc."

The Fund's Articles of Incorporation authorize the Board of Directors to classify and reclassify any and all shares which are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, and provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

All of the outstanding shares of common stock of each Portfolio are owned by Integrity's Separate Account II and by National Integrity's Separate Account II.

REGISTRATION STATEMENT. This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.

COUNSEL. The law firm of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022, counsel to the Fund, has passed upon the legality of the shares offered by the Fund's Prospectus.

CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the assets of all of the Portfolios.

AUDITORS. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors for the Fund.

                     FINANCIAL STATEMENTS OF THE FUND

Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors of the Fund. Ernst & Young LLP on an annual basis audits the financial statements prepared by Fund management and expresses an opinion on such financial statements based on their audits.

The financial statements for the fiscal year ended June 30, 1998 included in this SAI have been audited by Ernst & Young LLP independent auditors as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                            Report of Independent Auditors

The Shareholders and Board of Directors
The Legends Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Legends Fund, Inc. (the Fund) (comprised of the Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value (formally known as Dreman Value and Zurich Kemper Value), Zweig Asset Allocation and Zweig Equity (Small Cap) portfolios), including the schedules of investments, as of June 30, 1998, the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at June 30, 1998 and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                                       /s/ Ernst & Young LLP


Kansas City, Missouri
August 5, 1998

              Harris Bretall Sullivan & Smith Equity Growth Portfolio

                        Statement of Assets and Liabilities

                                   June 30, 1998


ASSETS
  Investments in securities, at value (cost $24,988,958)--See accompanying schedule      $38,079,627
  Dividends and interest receivable                                                           16,566
                                                                                         -----------
     Total assets                                                                         38,096,193

LIABILITIES
  Payable for investment securities purchased                                                394,966
  Cash overdraft                                                                               6,796
  Accounts payable and accrued expenses                                                       32,543
                                                                                         -----------
     Total liabilities                                                                       434,305
                                                                                         -----------

NET ASSETS                                                                               $37,661,888
                                                                                         -----------
                                                                                         -----------

Net Assets consist of:
  Paid-in capital                                                                        $20,704,213
  Accumulated undistributed net realized gain on investments                               3,867,006
  Net unrealized appreciation on investment securities                                    13,090,669
                                                                                         -----------

NET ASSETS, for 1,783,993 shares outstanding                                             $37,661,888
                                                                                         -----------
                                                                                         -----------

NET ASSET VALUE, offering and redemption price per share                                 $     21.11
                                                                                         -----------
                                                                                         -----------

                               Statement of Operations

                               Year Ended June 30, 1998


INVESTMENT INCOME
  Dividends                                                                              $   256,173
  Interest                                                                                    51,005
                                                                                         -----------
     Total investment income                                                                 307,178

EXPENSES
  Investment advisory and management fees                                                    199,561
  Custody and accounting fees                                                                 88,849
  Professional fees                                                                            8,150
  Directors' fees and expenses                                                                 4,898
  Other expenses                                                                               8,745
                                                                                         -----------
     Total expenses                                                                          310,203
                                                                                         -----------
Net investment loss                                                                           (3,025)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                                         3,870,031
  Change in unrealized appreciation on investment securities                               4,234,149
                                                                                         -----------
                                                                                         -----------
Net gain on investments                                                                    8,104,180
                                                                                         -----------

Net increase in net assets resulting from operations                                     $ 8,101,155
                                                                                         -----------
                                                                                         -----------


SEE ACCOMPANYING NOTES.

            Harris Bretall Sullivan & Smith Equity Growth Portfolio

                      Statement of Changes in Net Assets


                                                                                                YEAR ENDED JUNE 30,
                                                                                             1998                1997
                                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                                             $    (3,025)         $   35,592

  Net realized gain on investments                                                         3,870,031           2,143,586
  Change in net unrealized appreciation                                                    4,234,149           4,406,962
                                                                                         -------------------------------
    Net increase  in net assets resulting from operations                                  8,101,155           6,586,140


Distributions to shareholders from:
  Net investment income                                                                      (35,592)             (5,649)
  Net realized gain                                                                       (2,143,586)         (1,737,610)
                                                                                         -------------------------------
  Total distributions to shareholders                                                     (2,179,178)         (1,743,259)


Capital share transactions:
  Proceeds from sales of shares                                                           12,618,333           5,927,647
  Proceeds from reinvested distributions                                                   2,179,178           1,743,259
  Cost of shares redeemed                                                                (11,872,273)         (7,509,523)
                                                                                         -------------------------------
    Net increase in net assets resulting from share transactions                           2,925,238             161,383
                                                                                         -------------------------------

Total increase in net assets                                                               8,847,215           5,004,264


NET ASSETS
Beginning of period                                                                       28,814,673          23,810,409
                                                                                         -------------------------------

End of period (including undistributed net investment
  income of $35,592 at June 30, 1997)                                                    $37,661,888         $28,814,673
                                                                                         -------------------------------
                                                                                         -------------------------------
OTHER INFORMATION
Shares:
  Sold                                                                                       650,111             394,049
  Issued through reinvestment of distributions                                               118,950             119,672
  Redeemed                                                                                  (629,133)           (512,893)
                                                                                         -------------------------------
    Net increase                                                                             139,928                 828
                                                                                         -------------------------------
                                                                                         -------------------------------


SEE ACCOMPANYING NOTES.

            Harris Bretall Sullivan & Smith Equity Growth Portfolio

                             Financial Highlights


                                                                          YEAR ENDED JUNE 30,
                                              ------------------------------------------------------------------------------
                                                1998            1997            1996             1995               1994
                                              ------------------------------------------------------------------------------
SELECTED PER-SHARE DATA

Net asset value, beginning of
period                                         $ 17.53         $ 14.49         $ 12.85         $  9.36           $  9.71
Income from investment
  operations:
   Net investment income (loss)                  - (a)            0.02            -(a)            0.01             (0.02)(b)
   Net realized and unrealized
     gain (loss) on investments                   4.90            4.13            1.74            3.48             (0.33)
                                              ------------------------------------------------------------------------------
   Total from investment
    Operations                                    4.90            4.15            1.74            3.49             (0.35)
Less distributions:
  From net investment income                     (0.02)          - (a)           (0.01)         -                 -
  From net realized gain                         (1.30)          (1.11)          (0.09)         -                 -
                                              ------------------------------------------------------------------------------
  Total distributions                            (1.32)          (1.11)          (0.10)         -                 -
                                              ------------------------------------------------------------------------------

Net asset value, end of period                 $ 21.11         $ 17.53         $ 14.49         $ 12.85           $  9.36
                                              ------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------
TOTAL RETURN                                     29.11%          30.23%          13.59%          37.29%            (3.60%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)                                   $37,662          28,815         $23,810         $16,393           $10,693
Ratio of expenses to average net
  assets                                          0.95%           1.03%           1.04%           1.05%             1.29%
Ratio of net investment income
  (loss) to average net assets                   (0.01%)          0.14%           0.03%           0.13%            (0.17%)
Portfolio turnover rate                             57%             46%             58%             31%               38%




(a)  Less than $0.01 per share.

(b) Net investment loss per share has been calculated using the weighted monthly average number of shares outstanding

                           Harris Bretall Sullivan & Smith

                               Schedule of Investments


                                                        NUMBER
                                                      OF SHARES      VALUE
                                                      ---------      -----
COMMON STOCKS (97.7%)

BUILDING MATERIALS & GARDEN SUPPLIES (2.4%)
   Home Depot, Inc.                                      11,000   $   913,688

BUSINESS SERVICES (11.9%)
   Autodesk, Inc.                                        19,000       732,214
   Automatic Data Processing, Inc.                       11,500       838,063
   Cendant Corporation (a)                               24,000       501,000
   Microsoft Corporation (a)                              9,000       975,656
   Oracle Corporation (a)                                29,000       711,406
   The Interpublic Group of Companies, Inc.              13,000       788,938
                                                                  -----------
                                                                    4,547,277
CHEMICAL & ALLIED PRODUCTS (17.2%)
   Abbott Laboratories                                   20,400       833,850
   Bristol-Meyers Squibb Company                          7,300       839,044
   Colgate-Palmolive Company                              9,300       818,400
   Gillette Company                                      12,600       714,263
   Merck & Company, Inc.                                  5,900       789,125
   Pfizer, Inc.                                           7,800       847,763
   Schering-Plough                                        9,700       888,763
   The Procter & Gamble Company                           8,900       810,455
                                                                  -----------
                                                                    6,541,663
DEPOSITORY INSTITUTIONS (6.2%)
   Bankamerica Corporation                                8,900       769,293
   Citicorp                                               5,500       820,875
   Norwest Corporation                                   21,000       784,875
                                                                  -----------
                                                                    2,375,043
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (8.1%)
   General Electric Company                               8,900       809,900
   Intel Corporation                                     11,300       837,259
   Linear Technology Corporation                          9,900       597,094
   Tellabs, Inc. (a)                                     11,900       851,966
                                                                  -----------
                                                                    3,096,219
FABRICATED METAL PRODUCTS (2.1%)
   Illinois Tool Works, Inc.                             12,000       800,250

FOOD & KINDRED PRODUCTS (4.1%)
   Coca-Cola Company                                     10,000       855,000
   Pepsico, Inc.                                         17,500       720,781
                                                                  -----------
                                                                    1,575,781
FOOD STORES (4.4%)
   Starbucks Corporation (a)                             17,800       950,631
   The Kroger Company                                    16,600       711,725
                                                                  -----------
                                                                    1,662,356
GENERAL MERCHANDISE STORES (5.1%)
   Dayton Hudson Corporation                             19,700       955,450
   Wal-Mart Stores, Inc.                                 16,100       978,075
                                                                  -----------
                                                                    1,933,525
INDUSTRIAL MACHINERY & EQUIPMENT (10.7%)
   Applied Materials, Inc.(a)                            26,700       788,484
   Cisco Systems, Inc. (a)                               10,500       966,984
   Compaq Computer Corporation                           29,900       848,413
   Dover Corporation                                     20,500       702,125
   Hewlett-Packard Company                               12,600       754,425
                                                                  -----------
                                                                    4,060,431

INSTRUMENTS & RELATED PRODUCTS (2.3%)
   Medtronic, Inc.                                       13,600       867,000

INSURANCE CARRIERS (2.3%)
   American International Group, Inc.                     6,125       894,250

                                                       NUMBER
                                                      OF SHARES       VALUE
                                                      ---------    ----------
COMMON STOCKS (CONTINUED)

MISCELLANEOUS MANUFACTURING INDUSTRIES (4.5%)
   Mattel, Inc.                                          19,200   $   812,400
   Tyco International, Ltd.                              14,500       913,500
                                                                  -----------
                                                                    1,725,900
MOTION PICTURES (1.7%)
   Walt Disney                                            6,300       661,894

PAPER & ALLIED PRODUCTS (2.0%)
   Willamette Industries, Inc.                           23,300       745,600

PRIMARY METAL INDUSTRIES (2.0%)
   Aluminum Company of America (Alcoa)                   11,500       758,281

SECURITY & COMMODITY BROKERS (4.1%)
   Merrill Lynch & Company, Inc.                          9,100       839,475
   The Charles Schwab Corporation                        22,000       715,000
                                                                  -----------
                                                                    1,554,475
TRANSPORTATION BY AIR (2.3%)
   AMR Corporation (a)                                   10,300       857,475

WHOLESALE TRADE - DURABLE GOODS (2.2%)
   Johnson & Johnson                                     11,100       818,625

WHOLESALE TRADE - NONDURABLE GOODS (2.1%)
   Safeway, Inc. (a)                                     19,600       797,475
                                                                  -----------


TOTAL COMMON STOCK (COST $24,096,539)                             $37,187,208

                                                      PRINCIPAL
                                                        AMOUNT        VALUE
                                                      ---------      ------
SHORT-TERM SECURITIES (2.3%)

REPURCHASE AGREEMENT (2.3%)
   State Street Bank, 4.25%, due 7/01/98
      (Dated 6/30/1998, collaterized by U.S.
      Treasury Note, 7.875%, due 11/15/2007,
      Value $904,700)                                  $892,419   $   892,419
                                                                  -----------

TOTAL SHORT-TERM SECURITIES (Cost $892,419)                           892,419
                                                                  -----------

TOTAL INVESTMENTS (100.0%) (Cost $24,988,958)                     $38,079,627
                                                                  -----------
                                                                  -----------

   (a) non-income producing

OTHER INFORMATION:
     Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1998, aggregated $19,529,725 and $17,905,872, respectively. At June 30, 1998 net unrealized appreciation for tax purposes aggregated $12,849,354 of which $13,453,104 related to appreciated investment securities and $603,750 related to depreciated investment securities. The aggregate cost of securities is $25,230,273 for tax purposes.

SEE ACCOMPANYING NOTES.

                            Scudder Kemper Value Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1998


ASSETS
   Investments in securities, at value (cost $38,374,694)--See accompanying schedule     $46,392,148
   Cash                                                                                       36,798
   Dividends and interest receivable                                                          47,691
                                                                                         -----------
     Total assets                                                                         46,476,637

LIABILITIES
   Accounts payable and accrued expenses                                                      40,755
                                                                                         -----------
     Total liabilities                                                                        40,755
                                                                                         -----------

NET ASSETS                                                                               $46,435,882
                                                                                         -----------
                                                                                         -----------
Net Assets consist of:
   Paid-in capital                                                                       $33,120,436
   Undistributed net investment income                                                       591,315
   Accumulated undistributed net realized gain on investments                              4,706,677
   Net unrealized appreciation on investment securities                                    8,017,454
                                                                                         -----------
NET ASSETS, for 2,209,349 shares outstanding                                             $46,435,882
                                                                                         -----------
                                                                                         -----------
NET ASSET VALUE, offering and redemption price per share                                      $21.02
                                                                                         -----------
                                                                                         -----------

                            Statement of Operations

                            Year Ended June 30, 1998


INVESTMENT INCOME
   Dividends (net foreign taxes withheld of $1,750)                                      $   674,269
   Interest                                                                                  268,556
                                                                                         -----------
     Total investment income                                                                 942,825

EXPENSES
   Investment advisory and management fees                                                   228,476
   Custody and accounting fees                                                               101,991
   Professional fees                                                                           7,399
   Directors' fees and expenses                                                                4,898
   Other expenses                                                                              8,746
                                                                                         -----------
     Total expenses                                                                          351,510
                                                                                         -----------
Net investment income                                                                        591,315

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                                        4,706,677
   Change in unrealized appreciation on investment securities                              2,439,355
                                                                                         -----------
Net gain on investments                                                                    7,146,032
                                                                                         -----------
Net increase in net assets resulting from operations                                     $ 7,737,347
                                                                                         -----------
                                                                                         -----------


SEE ACCOMPANYING NOTES.

                       Scudder Kemper Value Portfolio

                      Statement of Change in Net Assets


                                                                                                YEAR ENDED JUNE 30,
                                                                                            1998                 1997
                                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                                                 $   591,315         $   408,549
   Net realized gain on investments                                                        4,706,677           5,724,307
   Change in net unrealized appreciation                                                   2,439,355           1,320,029
                                                                                         -------------------------------
     Net increase in net assets resulting from operations                                  7,737,347           7,452,885


Distributions to shareholders from:
   Net investment income                                                                    (408,549)           (252,188)
   Net realized gain                                                                      (5,723,007)           (862,820)
                                                                                         -------------------------------
     Total distributions to shareholders                                                  (6,131,556)         (1,115,008)


Capital share transactions:
   Proceeds from sales of shares                                                          16,280,118          12,411,821
   Proceeds from reinvested distributions                                                  6,131,556           1,115,008
   Cost of shares redeemed                                                                (8,512,037)         (8,638,962)
                                                                                         -------------------------------
     Net increase in net assets resulting from share transactions                         13,899,637           4,887,867
                                                                                         -------------------------------


Total increase in net assets                                                              15,505,428          11,225,744


NET ASSETS
Beginning of period                                                                       30,930,454          19,704,710
                                                                                         -------------------------------

End of period (including undistributed net investment income of $591,315 and
  $408,549, respectively)                                                                $46,435,882         $30,930,454
                                                                                         -------------------------------
                                                                                         -------------------------------
OTHER INFORMATION
Shares:

   Sold                                                                                      798,312             689,365
   Issued through reinvestment of distributions                                              327,252              64,391
   Redeemed                                                                                 (415,791)           (472,506)
                                                                                         -------------------------------
     Net increase                                                                            709,773             281,250
                                                                                         -------------------------------
                                                                                         -------------------------------


SEE ACCOMPANYING NOTES.

                       Scudder Kemper Value Portfolio

                            Financial Highlights


                                                                           YEAR ENDED JUNE 30,
                                              ----------------------------------------------------------------------------------
                                                 1998             1997             1996              1995             1994
                                              ----------------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of
   period                                     $   20.63        $   16.17        $   12.59         $   10.66        $   10.45
Income from investment
   operations:
  Net investment income                            0.26             0.26             0.18              0.26             0.12
  Net realized and unrealized gain
   on investments                                  4.08             5.04             3.70              1.85             0.17
                                              ----------------------------------------------------------------------------------
  Total from investment operations                 4.34             5.30             3.88              2.11             0.29
Less distributions:
   From net investment income                     (0.26)           (0.19)           (0.19)            (0.14)           (0.08)


   From net realized gain                         (3.69)           (0.65)           (0.11)            (0.04)             -
                                              ----------------------------------------------------------------------------------
     Total distributions                          (3.95)           (0.84)           (0.30)            (0.18)           (0.08)
                                              ----------------------------------------------------------------------------------
Net asset value, end of period                $   21.02        $   20.63        $   16.17         $   12.59        $   10.66
                                              ----------------------------------------------------------------------------------
                                              ----------------------------------------------------------------------------------

TOTAL RETURN                                      23.36%           33.78%           31.22%            19.98%            2.80%


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in                 $  46,436        $  30,930          $19,705         $  10,877        $   8,952
   thousands)
Ratio of expenses to average net
 assets                                            0.94%            1.05%            1.06%             1.13%            1.40%
Ratio of net investment income to
  average net assets                               1.58%            1.62%            1.65%             1.98%            1.98%
Ratio of expenses to average net
  assets before voluntary expense
reimbursement                                      0.94%            1.05%            1.07%             1.13%            1.61%


Ratio of net investment income to
  average net assets before
  voluntary expense reimbursement                  1.58%            1.62%            1.64%             1.98%            1.76%
Portfolio turnover rate                              57%              88%              18%               29%               9%

                            Scudder Kemper Value Portfolio

                                                        NUMBER
                                                       OF SHARES       VALUE
                                                       ---------       -----
COMMON STOCKS (89.5%)

CHEMICAL & ALLIED PRODUCTS (4.9%)
   Dow Chemical Company                                   5,500   $   531,781
   Eastman Chemical Company                               5,600       348,600
   Praxair, Inc.                                         30,000     1,404,375
                                                                  -----------
                                                                    2,284,756
COMMUNICATIONS (1.2%)
   GTE Corporation                                       10,000       556,250

DEPOSITORY INSTITUTIONS (17.4%)
   Bankamerica Corporation                               13,800     1,192,838
   Bankers Trust Corporation                              5,300       615,131
   First Union Corporation                               20,300     1,182,475
   H. F. Ahmanson & Company                              16,600     1,178,600
   J.P. Morgan & Company                                  3,500       409,938
   Nationsbank Corporation                               10,000       765,000
   Norwest Corporation                                   24,300       908,213
   PNC Bank Corporation                                  19,210     1,033,733
   Washington Mutual, Inc.                                7,500       325,547
   Wells Fargo & Company                                  1,200       442,800
                                                                  -----------
                                                                    8,054,275

EATING & DRINKING PLACES (4.5%)
   McDonald's Corporation                                10,000       690,000
   Wendy's International, Inc.                           60,000     1,410,000
                                                                  -----------
                                                                    2,100,000

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (1.9%)
   AMP, Inc.                                             25,500       876,563

FABRICATED METAL PRODUCTS (1.6%)
   Crown Cork & Seal Company, Inc.                       16,000       760,000

FOOD & KINDRED PRODUCT (1.4%)
   Nestle S.A.                                            6,000       636,000

FORESTRY (3.5%)
   Georgia Pacific (Timber GRP.)                         60,000     1,383,750
   Georgia-Pacific Corporation                            4,000       235,750
                                                                  -----------
                                                                    1,619,500
INDUSTRIAL MACHINERY & EQUIPMENT (6.6%)
   Diebold, Inc.                                         29,600       854,700
   Hewlett-Packard Company                                5,300       317,338
   Hussmann International, Inc.                          40,000       742,500
   Minnesota Mining and Manufacturing Company            10,900       895,844
   Pitney Bowes, Inc.                                     5,700       274,313
                                                                  -----------
                                                                    3,084,695
INSTRUMENTS & RELATED PRODUCTS (4.2%)
   Baxter International, Inc.                             8,600       462,788
   BARD, (C. R.) INC.                                    15,800       601,388
   Raytheon Company                                      15,000       886,875
                                                                  -----------
                                                                    1,951,051
INSURANCE CARRIERS (3.1%)
   American General Corporation                          13,200       939,675
   American International Group                           3,375       492,750
                                                                  -----------
                                                                    1,432,425

                                                        NUMBER
                                                       OF SHARES      VALUE
                                                       ---------      -----
COMMON STOCKS (CONTINUED)

LUMBER & WOOD PRODUCTS (1.7%)
   Louisiana-Pacific Corporation                         43,300   $   790,225

NONDEPOSITORY INSTITUTIONS (9.3%)
   Associates First Capital Corporation                   6,552       503,685
   Federal National Mortgage Association                 31,000     1,883,250
   Federal Home Loan Corporation                         41,500     1,953,094
                                                                  -----------
                                                                    4,340,029
OIL & GAS EXTRACTION (6.8%)
   Atlantic Richfield Company                            15,800     1,234,375
   Burlington Resources, inc.                            20,000       861,250
   Enron Corporation                                     20,000     1,081,250
                                                                  -----------
                                                                    3,176,875
PAPER & ALLIED PRODUCTS (3.2%)
   Sonoco Products Company                               38,500     1,164,625
   Union Camp Corporation                                 6,200       307,675
                                                                  -----------
                                                                    1,472,300
PETROLEUM & COAL PRODUCTS (6.6%)
   Amoco Corporation                                     40,000     1,665,000
   Chevron Corporation                                    6,000       498,375
   Exxon Corporation                                     12,700       905,669
                                                                  -----------
                                                                    3,069,044
PRIMARY METAL INDUSTRIES (2.7%)
   Nucor Corporation                                     27,000     1,242,000

RAILROAD TRANSPORTATION (0.9%)
   Burlington Northern Santa Fe                           4,200       412,388

TOBACCO PRODUCTS (3.8%)
   Philip Morris Company, INC.                           44,500     1,752,188

TRANSPORTATION BY AIR (1.0%)
   FOX Corporation (a)                                    7,200       451,800

TRANSPORTATION EQUIPMENT (3.2%)
   Ford Motor Company                                    25,000     1,475,000
                                                                  -----------

TOTAL COMMON STOCK (Cost $33,519,910)                             $41,537,364

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       ------        -----
SHORT-TERM SECURITIES (10.5%)

REPURCHASE AGREEMENT (10.5%)
  State Street Bank, 4.25%, due 7/1/1998
    (Dated 6/30/1998, collaterized by U.S.
    Treasury Note, 8.375%, due 8/15/2008,
    Value $4,939,000)                                $4,854,784   $ 4,854,784
                                                                  -----------


  TOTAL SHORT-TERM SECURITIES (Cost $4,854,784)                     4,854,784
                                                                  -----------

  TOTAL INVESTMENTS (100.0%) (Cost $38,374,694)                   $46,392,148
                                                                  -----------
                                                                  -----------

                           Schudder Kemper Value Portfolio

(a)   Non-income producing

OTHER INFORMATION:
     Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1998, aggregated $27,071,060 and $17,137,956, respectively. At June 30, 1998 net unrealized appreciation for tax purposes aggregated $8,017,454 of which $8,722,827 related to appreciated investment securities and $705,373 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

     SEE ACCOMPANYING NOTES.

                           Zweig Asset Allocation Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1998


ASSETS
   Investments in securities, at value (cost $35,815,307)--See
     accompanying schedule                                         $ 47,458,322
   Dividends and interest receivable                                     63,470
                                                                   ------------

     Total assets                                                    47,521,792

LIABILITIES
   Cash overdraft                                                         5,792
   Accounts payable and accrued expenses                                 65,790
                                                                   ------------
     Total liabilities                                                   71,582
                                                                   ------------
NET ASSETS                                                         $ 47,450,210
                                                                   ------------
                                                                   ------------
Net Assets consist of:
   Paid-in capital                                                 $ 29,393,557
   Undistributed net investment income                                  365,323
     Accumulated undistributed net realized gain on investments       6,092,615
   Net unrealized appreciation on investment securities              11,598,715
                                                                   ------------

NET ASSETS, for 2,702,833 shares outstanding                       $ 47,450,210
                                                                   ------------

NET ASSET VALUE, offering and redemption price per share          $      17.56
                                                                   ------------
                                                                   ------------


                             Statement of Operations

                            Year Ended June 30, 1998

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $13,974)            $    705,010
   Interest                                                             201,666
                                                                   ------------
     Total investment income                                            906,676

EXPENSES
   Investment advisory and management fees                              394,520
   Custody and accounting fees                                          123,995
   Professional fees                                                      9,194
   Directors' fees and expenses                                           4,898
   Other expenses                                                         8,746
                                                                   ------------
     Total expenses                                                     541,353
                                                                   ------------
Net investment income                                                   365,323


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain (loss) on:
     Investment securities                                            7,829,774
     Futures contracts                                               (1,475,297)
                                                                   ------------
       Net realized gain                                              6,354,477

Change in unrealized appreciation on:
   Investment securities                                              1,942,571
   Futures contracts                                                     57,098
                                                                   ------------
     Net unrealized appreciation                                      1,999,669
                                                                   ------------
Net gain on investments                                               8,354,146
                                                                   ------------

Net increase in net assets resulting from operations               $  8,719,469
                                                                   ------------
                                                                   ------------
SEE ACCOMPANYING NOTES.

                           Zweig Asset Allocation Portfolio

                          Statement of Changes in Net Assets


                                                                                            YEAR ENDED JUNE 30,
                                                                                         1997                 1998
                                                                                     ---------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                                             $    365,323         $    529,058
   Net realized gain (loss) on investments                                              6,354,477            (173,455)
   Change in net unrealized appreciation                                                1,999,669            6,699,583
                                                                                     ---------------------------------
     Net increase in net assets resulting from operations                               8,719,469            7,055,186

Distributions to shareholders from:
   Net investment income                                                                 (529,058)            (610,426)
   Net realized gain                                                                           --           (4,529,338)
                                                                                     ---------------------------------
     Total distributions to shareholders                                                 (529,058)          (5,139,764)

Capital share transactions:
   Proceeds from sales of shares                                                        4,280,221            2,859,514
   Proceeds from reinvested distributions                                                 529,058            5,139,764
   Cost of shares redeemed                                                             (8,397,497)          (7,288,581)
                                                                                     ---------------------------------
     Net increase (decrease) in net assets resulting from share transactions           (3,588,218)             710,697
                                                                                     ---------------------------------

Total increase in net assets                                                            4,602,193            2,626,119



NET ASSETS
Beginning of period                                                                    42,848,017           40,221,898
                                                                                     ---------------------------------

End of period (including undistributed net investment income of
   $365,323 and $529,058, respectively)                                              $ 47,450,210         $ 42,848,017
                                                                                     ---------------------------------

OTHER INFORMATION

Shares:
   Sold                                                                                   258,491              206,859
   Issued through reinvestment of distributions                                            32,534              396,248
   Redeemed                                                                              (517,480)            (523,827)
                                                                                     ---------------------------------
     Net increase (decrease)                                                             (226,455)              79,280
                                                                                     ---------------------------------
                                                                                     ---------------------------------


SEE ACCOMPANYING NOTES.

                        Zweig Asset Allocation Portfolio

                              Financial Highlights


                                                                                YEAR ENDED JUNE 30,
                                                    -----------------------------------------------------------------------------
                                                      1998             1997              1996             1995             1994
                                                    -----------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                $  14.63         $  14.11          $  13.02         $  11.44         $  10.81
Income from investment operations:
    Net investment income                               0.14             0.19              0.21             0.33             0.10
    Net realized and unrealized gain on
      investments                                       2.97             2.20              1.21             1.33             0.58
                                                    -----------------------------------------------------------------------------
    Total from investment operations                    3.11             2.39              1.42             1.66             0.68
Less distributions:
  From net investment income                           (0.18)           (0.22)            (0.33)           (0.08)           (0.05)
  From net realized gain                                  --            (1.65)               --               --               --
                                                    -----------------------------------------------------------------------------
    Total distributions                                (0.18)           (1.87)            (0.33)           (0.08)           (0.05)
                                                    -----------------------------------------------------------------------------

Net asset value, end of period                      $  17.56         $  14.63            $14.11           $13.02           $11.44
                                                    -----------------------------------------------------------------------------
                                                    -----------------------------------------------------------------------------

TOTAL RETURN                                           21.38%           18.63%            11.06%           14.57%            6.27%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)                                        $ 47,450         $ 42,848          $ 40,222         $ 36,736         $ 31,563

Ratio of expenses to average net
  assets                                                1.18%            1.28%             1.25%            1.20%            1.39%
Ratio of net investment income to
  average net assets                                    0.80%            1.29%             1.55%            2.73%            1.67%
Portfolio turnover rate                                   65%              89%              105%              45%             101%

                           Zweig Asset Allocation Portfolio

                               Schedule of Investments


                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (86.6%)

AGRICULTURAL PRODUCTION - CROPs (0.5%)
  RJR Nabisco Holdings Corporation                      10,400    $   247,000

APPAREL & ACCESSORIES STORES (2.3%)
  Footstar, Inc. (a)                                     2,600        124,800
  Ross Stores, Inc.                                     22,400        966,000
                                                                  -----------
                                                                    1,090,800

APPAREL & OTHER TEXTILE PRODUCTS (0.4%)
  VF Corporation                                         3,500        180,250

AUTO REPAIR SERVICES, & PARKING (0.3%)
  Ryder System, Inc.                                     4,900        154,656

BUSINESS SERVICES (0.7%)
  Comdisco, Inc.                                         3,300         62,700
  Sterling Software, Inc.(a)                             5,900        174,419
  Stratus Computer, Inc. (a)                             3,800         96,188
                                                                  -----------
                                                                      333,307
CHEMICALS & ALLIED PRODUCTS (3.2%)
  Albemarle Corporation                                  8,700        191,944
  B.F. Goodrich Company                                  4,000        198,500
  Desc S.A. de C.V.                                         15            298
  International Specialty Products, Inc. (a)              7400        137,825
  Lyondell Petrochemical Company                         8,400        255,675
  Methanex Corporation (a)                               4,500         39,375
  Millenium Chemicals, Inc.                             10,200        345,525
  NOVA Corporation                                       2,800         32,375
  The Dexter Corporation                                 5,300        168,606
  W.R. Grace & Company (a)                               8,700        148,444
                                                                  -----------
                                                                    1,518,567


DEPOSITORY INSTITUTIONS (3.3%)
  Banco Frances del Rio de la Plata S.A.                   400          9,175
  Coast Federal (a)                                      1,000         15,188
  Golden State Bancorp (a)                               5,500         29,391
  Golden State Bancorp, Inc.                             5,500        163,625
  Golden West Financial Corporation                      1,900        201,994
  H. F. Ahmanson & Company                                   8            568
  Imperial Bancorp (a)                                  17,800        534,000
  T R Financial Corporation                             12,200        510,494
  Webster Financial Corporation                          3,200        106,400
                                                                  -----------
                                                                    1,570,835

EATING AND DRINKING PLACES (1.6%)
  Brinker International, Inc. (a)                        9,800        188,650
  Darden Restaurants, Inc.                              12,300        195,263
  Foodmaker, Inc. (a)                                   23,100        389,813
                                                                  -----------
                                                                      773,726

ELECTRIC GAS & SANITARY SERVICES (12.0%)
  Baltimore Gas and Electric                             7,600        236,075
  BEC Energy                                             4,400        182,600
  Central & South West Corporation                       7,600        204,250
  Conectiv, Inc.                                           150          5,438
  Consolidated Edison, Inc.                              2,300        105,944
  DTE Energy Company                                     7,100        286,663
  Edison International                                  15,700        464,131
  Endesa S.A.                                            6,400        138,400
  Energy East Corporation                                7,900        328,838

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

ELECTRIC GAS & SANITARY SERVICES (12.0%) (CONTINUED)
  FirstEnergy Corporation                                8,032    $   246,984
  FPL Group, Inc.                                        4,300        270,900
  Gener S.A.                                             8,000        146,000
  GPU, Inc.                                             10,700        404,594
  Houston Industries, Inc.                               6,600        203,775
  Ipalco Enterprises, Inc.                               4,800        213,300
  Laidlaw Environmental Services, Inc.                  18,480         66,990
  MidAmerican Energy Holdings Company                    3,200         69,200
  Minnesota Power & Light Company                        6,300        250,425
  New England Electric System                            2,200         95,150
  Pinnacle West Capital Corporation                     19,500        877,500
  PP&L Resources, Inc.                                   8,300        188,306
  Public Service Enterprise Group, Inc.                  3,000        103,313
  Questar Corporation                                    3,000         58,875
  Sempra Energy (a)                                      7,500        208,125
  UtiliCorp United, Inc.                                 4,900        184,669
  Westcoast Energy, Inc.                                 8,200        182,963
                                                                  -----------
                                                                    5,723,408

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (1.3%)
  Aeroquip-Vickers, Inc.                                 5,300        309,388
  Portugal Telecom S.A.                                  1,900        100,581
  Whirlpool Corporation                                  3,100        213,125
                                                                  -----------
                                                                      623,094

FABRICATED METAL PRODUCTS (0.3%)
  Ball Corporation (b)                                   2,000         80,375
  Mark IV Industries, Inc.                               3,200         69,200
                                                                  -----------
                                                                      149,575

FOOD & KINDRED PRODUCTS (1.5%)
  Adolph Coors Companys                                  5,500        187,688
  Pepsi-Gemex S.A.                                       1,600         19,300
  The Earthgrains Company                                5,400        301,725
                                                                  -----------
                                                                      508,713
FOOD STORES (0.1%)
  The Great Atlantic & Pacific Tea Company               1,200         39,675

FURNITURE & FIXTURES (1.7%)
  Ethan Allen Interiors, Inc.                            4,200        209,738
  Furniture Brands International, Inc. (a)              10,700        300,269
  Knoll, Inc. (a)                                        2,700         79,650
  Lear Corporation (a)                                   4,500        230,906
                                                                  -----------
                                                                      820,563

GENERAL BUILDING CONTRACTORS (1.5%)
  Centex Corporation                                     8,100        305,775
  Kaufman & Broad Home Corporation                       3,100         98,425
  Lennar Corporation                                     2,700         79,650
  Pulte Corporation                                      3,800        113,525
  U.S. Home Corporation (a)                              3,300        136,125
                                                                  -----------
                                                                      733,500
GENERAL MERCHANDISE STORES (3.1%)
  Dayton Hudson Corporation                             13,200        640,200
  Dillard's, Inc.                                        5,100        211,331
  Federated Department Stores (a)                        7,200        387,450
  Kmart Corporation (a)                                 10,900        209,825
  Shopko Stores, Inc                                       800         27,200
                                                                  -----------
                                                                    1,476,006

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                     OF SHARES          VALUE
                                                     ---------          -----
COMMON STOCKS (CONTINUED)

HEALTH SERVICES (0.8%)
  Integrated Health Services, Inc.                       6,800    $   255,000
  Sun Healthcare Group, Inc. (a)                        10,000        146,250
                                                                  -----------
                                                                      401,250
HEAVY CONSTRUCTION, EXCEPT BUILDINGS (0.4%)
  McDermott International, Inc.                          5,100        175,631

HOLDING & OTHER INVESTMENT OFFICES (1.0%)
  CarrAmerica Realty Corporation                         3,800        107,825
  Duke Realty Investments, Inc.                          3,500         82,906
  Felcor Suite Hotels, Inc.                              2,600         81,575
  Liberty Property Trust                                 7,300        186,606
                                                                  -----------
                                                                      458,912
HOTELS & OTHER LODGING PLACES (0.6%)
  Prime Hospitality Corporation (a)                      9,700        169,144
  Sun International Hotels, Ltd. (a)                     2,300        104,650
                                                                  -----------
                                                                      273,794
INDUSTRIAL MACHINERY & EQUIPMENT (5.7%)
  AGCO Corporation                                       3,100         63,731
  Case Corporation                                       1,600         77,200
  Caterpillar, Inc.                                      4,400        232,650
  Cincinnati Milacron, Inc.                              2,500         60,781
  Compaq Computer Corporation                            3,780        107,258
  Cummins Engine Company, Inc.                           2,400        123,000
  Deere & Company                                        2,300        121,613
  Harris Corporation                                     1,700         75,969
  Ingersoll-Rand Company                                 2,700        118,969
  Kaydon Corporation                                     5,400        190,688
  Kennametal, Inc.                                       3,500        146,125
  Lexmark International Group, Inc. (a)                  4,600        280,600
  Modine Manufacturing Company                           2,700         93,572
  Parker-Hannifin Corporation                            4,700        179,188
  Storage Technology Corporation (a)                    14,800        641,950
  Tecumseh Products Company                                600         31,669
  Timken Company                                         6,400        197,200
                                                                  -----------
                                                                    2,742,163
INSTRUMENTS & RELATED PRODUCTS (0.2%)
  Input/Output, Inc. (a)                                 4,600         81,938

INSURANCE CARRIERS (8.3%)
  Allmerica Financial Corporation                        2,400        156,000
  Allstate Corporation                                   2,800        256,375
  Ambac Financial Group, Inc.                            3,700        216,450
  Capital Re Corporation                                   500         35,813
  Conseco, Inc.                                          2,100         98,175
  Delphi Financial Group, Inc. (a)                       7,240        407,703
  Everest Reinsurance Holdings, Inc.                     6,100        234,469
  Equitable Companies, Inc. (b)                         11,800        884,263
  Financial Security Assurance Holding, Ltd.             1,600         94,000
  Fremont General Corporation                            7,000        379,313
  Liberty Financial Companies, Inc.                      5,400        186,300
  Lincoln National Corporation                           2,200        201,025
  Loews Corporation                                      1,700        148,113
  NAC Re Corporation                                     1,700         90,738
  Nationwide Financial Services, Inc.                    3,400        173,400
  Old Republic International Corporation                 8,850        259,416
  Presidential Life Corporation                          6,700        143,631
  Reliance Group Holdings, Inc.                            900         15,750
                                                                  -----------
                                                                    3,980,934

                                                       NUMBER
                                                     OF SHARES          VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

LOCAL & INTERURBAN PASSENGER TRANSIT (0.6%)
  Canadian National Railway Company                      3,300    $   175,313
  Laidlaw, Inc.                                          8,400        102,375
                                                                  -----------
                                                                      277,688
MISCELLANEOUS RETAIL (1.0%)
  Fingerhut Companies, Inc.                             10,900        359,700
  Zale Corporation                                       4,100        130,431
                                                                  -----------
                                                                      490,131
MISCELLANEOUS MANUFACTUING INDUSTRIES (0.1%)
  Hexcel Corporation (a)                                 2,900         65,613

NONDEPOSITORY INSTITUITIONS (0.2%)
  Associates First Capital Corporation                      41          3,152
  Indymac Mortgage Holdings, Inc.                        3,700         84,175
                                                                  -----------
                                                                       87,327
OIL & GAS EXTRACTION (1.3%)
  BJ Services Company (a)                                3,000         87,188
  Equitable Resources, Inc.                              2,900         88,450
  Helmerich & Payne, Inc.                                7,900        175,775
  Rowan Companies, Inc. (a)                              3,400         66,088
  Seacor Smith, Inc. (a)                                 2,100        128,756
  Vintage Petroleum, Inc.                                3,300         62,288
                                                                  -----------
                                                                      608,545
PETROLEUM & COAL PRODUCTS (3.0%)
  Ashland, Inc.                                          4,100        211,663
  Elf Aquitaine                                          5,200        369,200
  Sun Company, Inc.                                      5,000        194,063
  The Costal Corporation                                 9,100        635,294
                                                                  -----------
                                                                    1,410,220
PRIMARY METAL INDUSTRIES (3.1%)
  AK Steel Holding Corporation                           5,000         89,375
  Alumax, Inc. (a)                                       2,305        106,894
  Bethlehem Steel Corporation (a)                       19,700        245,019
  Inland Steel Industries, Inc.                          6,400        180,400
  Mueller Industries, Inc. (a)                           1,600         59,400
  Pohang Iron & Steel, Ltd.                              8,500        102,000
  Precision Castparts Corporation                        3,700        197,488
  Texas Industries, Inc.                                 4,200        222,600
  The LTV Corporation                                    3,300         31,556
  USX-U.S. Steel Group, Inc.                             7,200        237,600
                                                                  -----------
                                                                    1,472,332
PRINTING & PUBLISHING (0.2%)
  World Color Press, Inc. (a)                            2,200         77,000

RAILROAD TRANSPORTATION (1.2%)
  Burlington Northern Santa Fe Corporation               2,000        196,375
  Canadian Pacific, Ltd.                                12,900        366,038
                                                                  -----------
                                                                      562,413
RUBBER & MISCELLANEOUS PLASTIC PRODUCTS (0.4%)
  EVI Weatherford, Inc.(a)                                   5            186
  Premark International, Inc.                            6,100        196,725
                                                                  -----------
                                                                      196,911
SECURITY & COMMODITY BROKERS (6.7%)
  A.G. Edwards, Inc.                                     8,250        352,172
  Donaldson, Lufkin & Jenrette, Inc. (a)                 3,000        152,438
  Legg Mason, Inc.                                         300         17,269

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                     OF SHARES          VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

SECURITY & COMMODITY BROKERS (6.7%) (CONTINUED)
  Lehman Brothers Holdings                              13,100    $ 1,016,062
  Merril Lynch & Company, Inc.                           1,400        129,150
  Paine Webber Group, Inc.                              16,500        707,438
  Raymond James Financial, Inc.                          1,700         50,894
  The Bear Stearns Companies, Inc. (b)                  13,925        791,984
                                                                  -----------
                                                                    3,217,407

STONE, CLAY & GLASS PRODUCTS (2.0%)
  Hanson Plc                                             3,700        112,155
  Lafarge Corporation                                    2,300         90,419
  Lone Star Industries                                   3,000        231,188
  Southdown, Inc.                                        3,300        235,538
  USG Corporation                                        4,200        227,325
  Vitro SA                                               1,800         11,475
                                                                  -----------
                                                                      908,100

TEXTILE MILL PRODUCTS (0.5%)
  Burlington Industries, Inc.                            6,800         95,625
  Mohawk Industries, Inc. (a)                            4,850        153,684
                                                                  -----------
                                                                      249,309

TRANSPORTATION BY AIR (5.8%)
  Airborne Freight Corporation (b)                       9,000        314,438
  America West Holdings Corporation (a)                  4,300        122,819
  AMR Corporation (a)                                    6,400        532,800
  Continental Airlines (a)                               4,800        292,200
  Delta Air Lines, Inc.                                  1,200        155,100
  KLM Royal Dutch                                        6,206        254,058
  Southwest Airlines                                     9,400        278,475
  UAL Corporation (a)                                    6,100        475,800
  US Air Group, Inc. (a)                                 4,200        332,850
                                                                  -----------
                                                                    2,758,540

TRANSPORTATION EQUIPMENT (6.5%)
  Arvin Industries, Inc.                                 2,900        105,306
  Brunswick Corporation                                  6,700        165,825
  Chrysler Corporation                                   9,702        546,950
  Cordant Technologies, Inc.                             4,700        216,788
  Dana Corporation                                       3,900        208,650
  Fleetwood Enterprises, Inc.                            4,700        188,000
  Ford Motor Company                                     6,000        354,000
  Honda Motor Company, Ltd.                              1,000         71,438
  Navistar International                                10,600        306,075
  Northrop Grumman Corporation                           2,000        206,250
  PACCAR, Inc.                                           8,200        427,681
  Trinity Industries                                     8,400        348,600
                                                                  -----------
                                                                    3,145,563

TRANSPORTATION SERVICES (0.4%)
  GATX Corporation                                       4,600        201,825

TRUCKING & WAREHOUSING (1.1%)
  CNF Transportation, Inc.                               3,500        148,750
  USFreightways Corporation                              6,200        203,631
  Werner Enterprises, Inc.                               9,500        181,094
                                                                  -----------
                                                                      533,475

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

WATER TRANSPORTATION (0.5%)
  Royal Caribbean Cruises, Ltd.                          2,700   $    214,650

WHOLESALE TRADE - DURABLE GOODS (0.2%)
  Borg-Warner Automotive, Inc.                           2,400        115,350

WHOLESALE TRADE - NONDURABLE GOODS (1.0%)
  Burlington Coat Factory Warehouse                      6,120        137,700
  SUPERVALU, Inc.                                        2,800        124,250
  Universal Corporation                                  5,200        194,350
                                                                 ------------
                                                                      456,300
                                                                 ------------

TOTAL COMMON STOCK (Cost $29,464,000)                            $ 41,106,996


                                                    PRINCIPAL
SHORT-TERM SECURITIES (13.4%)                         AMOUNT         VALUE
                                                      ------         -----
U.S. Government Agency (12.4%)
  Federal Home Loan Mortgage
     Corporation Discount Note,
     5.44%, due 7/10/1998                         $  2,300,000   $  2,296,872

  Federal Home Loan Mortgage
     Corporation Discount Note,
     5.44%, due 7/10/1998                              900,000        898,776

  Federal Home Loan Mortgage
     Corporation Discount Note,
     5.49%, due 7/27/1998                              500,000        498,018

  Federal Home Loan Mortgage
     Corporation Discount Note,
     5.44%, due 7/17/1998                            2,200,000      2,194,681
                                                                 ------------
                                                                    5,888,347
U.S. GOVERNMENT OBLIGATIONS (0.3%)
  U.S. Treasury Bills, 4.85%,
     Due 7/23/1998 (b)                                 100,000         99,704
  U.S. Treasury Bills, 4.87%,
     Due 7/23/1998 (b)                                  50,000         49,851
                                                                 ------------
                                                                      149,555
REPURCHASE AGREEMENT (0.7%)
  State Street Bank, 4.25%, due
     7/1/1998 (Dated 6/30/1998, collaterized
     by U.S. Treasury  Note, 7.25%, due
     5/15/2016  value $321,750)                        313,424        313,424
                                                                 ------------



  TOTAL SHORT-TERM SECURITIES (Cost $6,351,307)                     6,351,326
                                                                 ------------

  TOTAL INVESTMENTS (100.0%) (Cost $35,815,307)                  $ 47,458,322
                                                                 ------------
                                                                 ------------


   (a)    Non-income producing

   (b) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $934,804.

                           Zweig Asset Allocation Portfolio

FUTURES CONTRACTS

                                   Expiration      Contract      Unrealized
                                      Date          Amount          Loss
                                   ----------      --------      ----------
4 S&P 500
   Futures Contracts - Short       Sept. 1998     $1,143,000     $  (44,300)



Other Information:
     Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1998, aggregated $25,256,225 and $34,367,169, respectively. At June 30, 1998 net unrealized appreciation for tax purposes aggregated $11,643,015 of which $12,628,365 related to appreciated investment securities and $985,350 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

     SEE ACCOMPANYING NOTES.

                          Zweig Equity (Small Cap) Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1998


ASSETS
   Investments in securities, at value (cost $12,332,056)--See   $ 14,678,911
     accompanying schedule
   Cash                                                                17,393
   Dividends, interest and other receivable                            10,794
                                                                 ------------
     Total assets                                                  14,707,098

LIABILITIES
   Accounts payable and accrued expenses                               18,648
                                                                 ------------
     Total liabilities                                                 18,648
                                                                 ------------

NET ASSETS                                                       $ 14,688,450
                                                                 ------------
                                                                 ------------

Net Assets consist of:
   Paid-in capital                                               $  9,260,692
   Undistributed net investment income                                 34,791
   Accumulated undistributed net realized gain on investments       3,046,112
   Net unrealized appreciation on investment securities             2,346,855
                                                                 ------------

NET ASSETS, for 835,756 shares outstanding                       $ 14,688,450
                                                                 ------------
                                                                 ------------
NET ASSET VALUE, offering and redemption price per share         $      17.58
                                                                 ------------
                                                                 ------------

                             Statement of Operations

                            Year Ended June 30, 1998

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $3,747)              $ 165,602
   Interest                                                            73,140
                                                                 ------------
     Total investment income                                          238,742

EXPENSES
   Investment advisory and management fees                            135,678
   Custody and accounting fees                                         50,565
   Professional fees                                                    9,592
   Directors' fees and expenses                                         4,898
   Other expenses                                                       8,745
                                                                 ------------
     Total expenses before reimbursement                              209,478
     Less: expense reimbursement                                       (5,527)
                                                                 ------------
     Net expenses                                                     203,951
                                                                 ------------
Net investment income                                                  34,791

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
   Investment securities                                            3,382,005
   Futures contracts                                                 (360,955)
                                                                 ------------
     Net realized gain                                              3,021,050

Change in unrealized appreciation (depreciation) on:
   Investment securities                                             (342,015)
   Futures contracts                                                   25,610
                                                                 ------------
     Net unrealized depreciation                                     (316,405)
                                                                 ------------

Net gain on investments                                             2,704,645
                                                                 ------------
Net increase in net assets resulting from operations             $  2,739,436
                                                                 ------------
                                                                 ------------


SEE ACCOMPANYING NOTES.

                          Zweig Equity (Small Cap) Portfolio

                          Statement of Changes in Net Assets


                                                                                       YEAR ENDED JUNE 30,
                                                                                       1998           1997
                                                                                   ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                            $     34,791   $    103,886
  Net realized gain on investments                                                    3,021,050        476,697
  Change in net unrealized appreciation (depreciation)                                 (316,405)     1,353,861
                                                                                   ---------------------------
     Net increase in net assets resulting from operations                             2,739,436      1,934,444


Distributions to shareholders from:
  Net investment income                                                                (103,886)      (103,880)
  Net realized gain                                                                    (473,364)      (861,194)
                                                                                   ---------------------------
     Total distributions to shareholders                                               (577,250)      (965,074)


Capital share transactions:
  Proceeds from sales of shares                                                       4,519,161      2,797,773
  Proceeds from reinvested distributions                                                577,250        965,074
  Cost of shares redeemed                                                            (3,731,320)    (5,269,163)
                                                                                   ---------------------------
     Net increase (decrease) in net assets resulting from share transactions          1,365,091     (1,506,316)
                                                                                   ---------------------------

Total increase (decrease) in net assets                                               3,527,277       (536,946)

NET ASSETS
Beginning of period                                                                  11,161,173     11,698,119
                                                                                   ---------------------------

End of period (including undistributed net investment income of $34,791 and
  $103,886, respectively)                                                          $ 14,688,450   $ 11,161,173
                                                                                   ---------------------------
                                                                                   ---------------------------

OTHER INFORMATION
SHARES:
  Sold                                                                                  281,798        205,116
  Issued through reinvestment of distributions                                           35,368         74,878
  Redeemed                                                                             (233,008)      (387,804)
                                                                                   ---------------------------
     Net increase (decrease)                                                             84,158       (107,810)
                                                                                   ---------------------------
                                                                                   ---------------------------


SEE ACCOMPANYING NOTES.

                     Zweig Equity (Small Cap) Portfolio

                            Financial Highlights


                                                                          YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------
                                          1998            1997              1996               1995             1994
                                       --------------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of
  period                               $   14.85        $   13.61         $   11.62         $   10.65         $   10.11
Income from investment
  operations:
  Net investment income                     0.04             0.16              0.11              0.17              0.15
  Net realized and unrealized gain
    on investments                          3.48             2.41              2.04              0.93              0.50
                                       --------------------------------------------------------------------------------
  Total from investment operations          3.52             2.57              2.15              1.10              0.65
Less distributions:
  From net investment income               (0.14)           (0.14)            (0.16)            (0.06)            (0.11)
  From net realized gain                   (0.65)           (1.19)               --             (0.07)                --
                                       --------------------------------------------------------------------------------
    Total distributions                    (0.79)           (1.33)            (0.16)            (0.13)            (0.11)
                                       --------------------------------------------------------------------------------

Net asset value, end of period         $   17.58        $   14.85         $   13.61         $   11.62         $   10.65
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------

TOTAL RETURN                               23.72%           20.37%            18.69%            10.39%             6.53%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)                           $  14,688        $  11,161         $  11,698         $   8,034         $   7,591
Ratio of expenses to average net
  assets                                    1.52%            1.55%             1.55%             1.55%             1.72%
Ratio of net investment income
  to average net assets                     0.26%            0.97%             1.06%             1.54%             1.75%
Ratio of expenses to average net
  assets before voluntary expense
  reimbursement                             1.56%            1.82%             1.83%             1.59%             2.14%
Ratio of net investment income
  to average net assets before
  voluntary expense reimbursement           0.22%            0.70%             0.78%             1.50%             1.32%
Portfolio turnover rate                      113%              59%              101%               67%              249%

                          Zweig Equity (Small Cap) Portfolio

                               Schedule of Investments


                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (84.1%)

AGRICULTURAL PRODUCTION-LIVESTOCK (0.7%)
  Michael Foods, Inc.                                    1,700      $  50,097
  Pilgrim's Pride Corporation                            2,200         44,000
                                                                    ---------
                                                                       94,097
AGRICULTURAL SERVICES (0.1%)
  Veterinary Centers of America, Inc (a)                   400          7,538

AMUSEMENT & RECREATION SERVICES (0.5%)
  Anchor Gaming Corporation (a)                            500         38,906
  Rio Hotel & Casino, Inc. (a)                           1,500         28,313
                                                                    ---------
                                                                       67,219
APPAREL & ACCESSORIES STORES (2.0%)
  American Eagle Outfitters, Inc. (a)                      400         15,413
  Footstar, Inc. (a)                                       500         24,000
  Goody's Family Clothing, Inc. (a)                      1,600         87,500
  The Buckle, Inc. (a)                                   1,350         39,825
  The Cato Corporation                                   2,500         43,516
  The Dress Barn, Inc. (a)                               2,000         49,875
  The Finish Line, Inc. (a)                              1,200         33,750
                                                                    ---------
                                                                      293,879
APPAREL & OTHER TEXTILE PRODUCTS (0.4%)
  Kellwood Company                                         500         17,875
  OshKosh B'Gosh, Inc.                                     300         13,425
  Pillowtex Corporation                                    800         32,100
                                                                    ---------
                                                                       63,400
AUTO REPAIR SERVICES & PARKING (0.2%)
  Rollins Truck Leasing Corporation                      2,700         33,413

BUILDING MATERIALS & GARDEN SUPPLIES (0.2%)
  Central Garden and Pet Company (a)                       200          6,213
  Eagle Hardware & Garden, Inc. (a)                      1,000         23,156
                                                                    ---------
                                                                       29,369
BUSINESS SERVICES (2.1%)
  ADVO, Inc. (a)                                           900         25,369
  Boole & Babbage, Inc.(a)                                 900         21,544
  Electro Rent Corporation (a)                           3,000         67,125
  Hummingbird Communications, Ltd. (a)                     400         10,725
  MAPICS, Inc. (a)                                       1,200         23,663
  New Dimension Software, Ltd. (a)                         200          6,694
  Orbotech, Ltd. (a)                                       600         21,769
  Platinum Software Corporation (a)                      2,000         48,813
  Renters Choice, Inc. (a)                                 700         19,950
  Sterling Software, Inc. (a)                            1,000         29,563
  Stratus Computer, Inc. (a)                               400         10,125
  Symantec Corporation (a)                               1,000         26,063
                                                                    ---------
                                                                      311,403
CHEMICALS & ALLIED PRODUCTS (1.1%)
  Albemarle Corporation                                  2,000         44,125
  Gensia Sicor, Inc. (a)                                   900          3,572
  International Specialty Products, Inc. (a)             4,100         76,363
  LeaRonal, Inc.                                           200          4,775
  Methanex Corporation (a)                                 900          7,875
  The Dexter Corporation                                   200          6,363
  W.R. Grace & Company (a)                               1,400         23,888
                                                                    ---------
                                                                      166,961
COMMUNICATIONS (0.1%)
  Atlantic Tele-Network, Inc. (a)                          400          4,975
  Grupo Radio Centro S.A. de C.V.                          500          5,563
                                                                    ---------
                                                                       10,538

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----

COMMON STOCKS (CONTINUED)

DEPOSITORY INSTITUTIONS (3.9%)
  Anchor Bancorp Wisconsin, Inc.                           200       $  7,856
  Coast Federal (a)                                        300          4,556
  CVB Financial Corporation                                  3             73
  Downey Financial                                       1,535         50,175
  First Republic Bank (a)                                  200          7,225
  First Union Corporation                                  410         23,857
  FirstFed Financial Corporation (a)                     1,200         62,400
  Flagstar Bancorp, Inc.                                   800         19,550
  GBC Bancorp                                            1,200         31,875
  MAF Bancorp, Inc.                                        850         31,131
  NBT Bancorp, Inc.                                        300          7,631
  PFF Bancorp, Inc. (a)                                    800         14,925
  Republic Bancorp, Inc.                                 1,700         32,194
  Riggs National Corporation                             1,800         52,594
  Sterling Bancorp                                       1,400         36,400
  T R Financial Corporation                              3,100        129,716
  The Trust Company of New Jersey                          400         10,813
  Webster Financial Corporation                          2,000         66,500
                                                                    ---------
                                                                      589,471
EATING & DRINKING PLACES (1.3%)
  Bob Evans Farms, Inc.                                    300          6,338
  Brinker International, Inc. (a)                          500          9,625
  Foodmaker, Inc.(a)                                     3,500         59,063
  Ruby Tuesday, Inc.                                     1,800         27,900
  Showbiz Pizza Time, Inc. (a)                           2,000         80,625
                                                                    ---------
                                                                      183,551
ELECTRIC GAS & SANITARY SERVICES (3.9%)
  BEC Energy                                             1,300         53,950
  El Paso Electric Company (a)                           6,400         58,800
  Energen Corporation                                    1,700         34,212
  Hawaiian Electric Industries, Inc.                       600         23,813
  Laidlaw Environmental Services, Inc.                   6,800         24,650
  MDU Resources Group, Inc.                              1,000         35,688
  MidAmerican Energy Holdings Company                    2,400         51,900
  Minnesota Power & Light Company                        1,400         55,650
  NICOR, Inc.                                              500         20,063
  ONEOK, Inc.                                              600         23,925
  Orange and Rockland Utilities, Inc.                      500         26,844
  Public Service Company of New Mexico                     300          6,806
  Rochester Gas and Electric Corporation                 1,800         57,488
  Sierra Pacific Resources                                 900         32,681
  Southwest Gas Corporation                              1,600         39,100
  TNP Enterprises, Inc.                                    500         15,438
  UtiliCorp United, Inc.                                   600         22,613
                                                                    ---------
                                                                      583,621
ELECTRICAL & ELECTRONIC EQUIPMENT (3.6%)
  Aeroquip-Vickers, Inc.                                   700         40,863
  Bairnco Corporation                                    1,000          9,000
  Bel Fuse, Inc. (a)                                       600         13,538
  C&D Technologies, Inc.                                   400         23,200
  CTS Corporation                                        1,500         44,250
  Genlyte Group, Inc. (a)                                2,700         71,972

                          Zweig Equity (Small Cap) Portfolio

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

ELECTRICAL & ELECTRONIC EQUIP. (3.6%) (CONTINUED)
  Kuhlman Corporation                                    1,400      $  55,388
  Moog, Inc.                                               500         19,093
  Powell Industries, Inc. (a)                              300          3,675
  QLogic Corporation (a)                                   300         10,697
  Tadiran, Ltd.                                            800         26,500
  Technitrol, Inc.                                       2,800        111,825
  Thomas Industries, Inc.                                2,150         52,541
  Triumph Group, Inc. (a)                                  700         29,400
  Windemere-Durable Holdings, Inc.                         300         10,744
                                                                    ---------
                                                                      522,686
ENGINEERING & MANAGEMENT SERVICES (0.0%)
  Jacobs Engineering Groups, Inc. (a)                      200          6,425

FABRICATED METAL PRODUCTS (1.2%)
  AptarGroup, Inc.                                         400         24,875
  Ball Corporation                                       1,100         44,206
  Mark IV Industries, Inc.                                 700         15,138
  MascoTech, Inc.                                          700         16,800
  NCI Building Systems, Inc. (a)                           400         23,075
  Tower Automotive, Inc. (a)                               600         25,725
  United Dominion Industries Ltd.                          800         26,700
                                                                    ---------
                                                                      176,519
FOOD & KINDRED PRODUCTS (1.0%)
  Adolph Coors Company                                   1,100         37,538
  Canandaigua Brands, Inc. (a)                           1,100         54,106
  Imperial Holly Corporation                                 1              6
  Smithfield Foods, Inc. (a)                               200          6,063
  The Earthgrains Company                                1,000         55,875
                                                                    ---------
                                                                      153,588
FURNITURE & FIXTURES (1.1%)
  Ethan Allen Interiors, Inc.                            1,000         49,938
  Furniture Brands International, Inc. (a)               2,400         67,350
  Knoll, Inc. (a)                                          800         23,600
  La-Z-Boy, Inc.                                           400         22,600
                                                                    ---------
                                                                      163,488
FURNITURE & HOMEFURNISHINGS STORES (1.1%)
  Inacom Corporation (a)                                   600         19,050
  Musicland Stores Corporation (a)                       2,700         37,800
  The Maxim Group, Inc. (a)                                400          7,950
  Trans World Entertainment Corporation (a)              2,400        103,050
                                                                    ---------
                                                                      167,850
GENERAL BUILDING CONTRATORS (3.4%)
  American Homestar Corporation (a)                      1,600         38,350
  Centex Corporation                                     2,200         83,050
  Crossmann Communities, Inc. (a)                          500         15,203
  D.R. Horton, Inc.                                      1,700         35,488
  Del Webb Corporation                                     600         15,563
  Kaufman & Broad Home Corporation                       1,300         41,275
  Lennar Corporation                                     1,879         55,431
  M.D.C. Holdings, Inc.                                    400          7,900
  McGrath Rentcorp                                       1,100         23,719
  Pulte Corporation                                      1,200         35,850

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

GENERAL BUILDING CONTRATORS (3.4%) (CONTINUED)
  Standard-Pacific Corporation                           2,700      $  55,688
  The Ryland Group, Inc.                                   500         13,125
  Toll Brothers, Inc. (a)                                1,500         43,031
  U.S. Home Corporation (a)                                900         37,125
                                                                    ---------
                                                                      500,798
GENERAL MERCHANDISE STORES (0.8%)
  Ames Department Stores, Inc. (a)                       3,500         92,203
  ShopKo Stores, Inc. (a)                                  300         10,200
  The Neiman Marcus Group, Inc. (a)                        300         13,032
                                                                    ---------
                                                                      115,435
HEALTH SERVICES (1.2%)
  Beverly Enterprises, Inc. (a)                            900         12,431
  Hooper Holmes, Inc.                                    1,000         21,000
  Integrated Health Services, Inc.                       1,422         53,325
  NovaCare, Inc. (a)                                     2,300         27,025
  Sun Healthcare Group, Inc.                             1,800         26,325
  Universal Health Services, Inc.                          500         29,188
                                                                    ---------
                                                                      169,294
HEAVY CONSTRUCTON, EXCEPT BUILDINGS (0.1%)
  Morrison Knudsen Corporation (a)                       1,500         21,094

HOLDING & OTHER INVESTMENT OFFICES (3.5%)
  American General Hospitality Corporation               1,100         23,375
  Apartment Investment & Management Company                800         31,600
  Bradley Real Estate, Inc.                              1,200         25,350
  CBL & Associates Properties, Inc.                      1,100         26,675
  Criimi Mae, Inc.                                       2,700         37,463
  Elron Electronic Industies, Ltd.                       2,100         36,816
  Equity Inns, Inc.                                      3,400         44,838
  Essex Property Trust, Inc.                               900         27,900
  Felcor Suite Hotels, Inc.                              1,000         31,375
  General Growth Properties                                800         29,900
  Highwoods Properties, Inc.                               700         22,619
  Impac Mortgage Holdings, Inc.                            450          7,003
  Innkeepers USA Trust                                   1,100         13,888
  Kimco Realty Corporation                                 600         24,600
  Liberty Property Trust                                 1,000         25,563
  Manufactured Home Communities, Inc.                    1,300         31,363
  MGI Properties, Inc.                                     500         13,094
  PEC Israel Economic Corporation (a)                      800         19,100
  Prentiss Properties Trust                                300          7,294
  RFS Hotel Investors, Inc.                              1,900         36,100
  San Juan Basin Royalty Trust                           1,500         11,344
  Sunstone Hotel Investors, Inc.                           500          6,656
                                                                    ---------
                                                                      533,916
  HOTELS & OTHER LODGING PLACES (0.8%)
  Bristol Hotel Company (A)                              1,000         24,500
  Capstar Hotel Company (A)                                500         14,000
  Prime Hospitality Corporation (A)                      1,300         22,669
  Servico, Inc. (A)                                      1,500         22,500
  Sun International Hotels, Ltd. (A)                       600         27,300
                                                                    ---------
                                                                      110,969

                          Zweig Equity (Small Cap) Portfolio

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

INDUSTRIAL MACHINERY & EQUIPMENT (4.7%)
  AGCO Corporation                                         400       $  8,225
  Ampco, Inc.                                            1,200         18,450
  Anixter International, Inc. (a)                          400          7,625
  Astec Industries, Inc. (a)                               400         13,650
  Chart Industries, Inc.                                   600         14,325
  Cincinnati Milacron, Inc.                              1,400         34,038
  DT Industries, Inc.                                      200          4,863
  Gardner Denver Machinery, Inc. (a)                     3,250         89,781
  Gleason Corporation                                    2,100         59,063
  Graco, Inc.                                              200          6,975
  Indigo N.V. (a)                                        1,000          5,969
  International Comfort Products Corporation (a)         1,300         15,763
  Kaydon Corporation                                     1,000         35,313
  Kennametal, Inc.                                         500         20,875
  Lincoln Electric Holdings                                200          4,425
  Lufkin Industries, Inc.                                  800         26,350
  Mestek, Inc. (a)                                         700         14,963
  Met-Pro Corporation                                      150          2,241
  Modine Manufacturing Company                             400         13,863
  MTI Technology Corporation (a)                           400          3,656
  Pentair, Inc.                                            200          8,500
  Robbins & Meyers, Inc.                                   600         17,438
  Schawk, Inc.                                           1,700         25,500
  SPS Technologies, Inc. (a)                             1,800        105,253
  Tecumseh Products Company                                300         15,834
  Terex Corporation (a)                                  2,100         59,850
  The Manitowoc Company, Inc.                            1,150         46,360
  The Rauma Group                                          100          2,075
  Twin Disc, Inc.                                          100          3,025
  Woodward Governor Company                                500         15,469
                                                                    ---------
                                                                      699,717
INSTRUMENTS & RELATED PRODUCTS (2.3%)
  Bacou USA, Inc. (a)                                    1,300         27,259
  Canadian Marconi Company                               1,000         12,938
  Esterline Technologies Corporation (a)                 2,800         57,575
  Fossil, Inc. (a)                                       1,850         46,134
  Mine Safety Appliances Company                           600         44,025
  MTS Systems Corporation                                1,600         25,750
  The Cooper Companies, Inc. (a)                         1,400         51,013
  The L.S. Starrett Company                                200          7,900
  VISX, Inc. (a)                                         1,100         65,725
                                                                    ---------
                                                                      338,319
INSURANCE CARRIERS (7.8%)
  Acceptance Insurance Companies, Inc.                   1,100         27,019
  Alfa Corporation                                       1,700         35,435
  American Annuity Group, Inc.                           2,920         70,263
  AmerUs Life Holdings, Inc.                               800         25,900
  Capital Re Corporation                                   700         50,138
  Chartwell Re Corporation                                 100          2,944
  Citizens Corporation                                   1,000         31,313
  Delphi Financial Group, Inc. (a)                       1,024         57,664
  Enhance Financial Services Group, Inc.                 2,200         74,250
  Everest Reinsurance Holdings, Inc.                     1,100         42,281
  FBL Financial Group, Inc.                              1,700         43,563
  Fidelity National Financial, Inc.                      1,140         45,387
  Financial Security Assurance Holding                     600         35,250
  Foremost Corp of America                               1,100         26,538
  Fremont General Corporation                            1,300         70,444

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

INSURANCE CARRIERS (7.8%) (CONTINUED)
  Land America Financial Group, Inc.                       600      $  34,350
  Liberty Financial Companies, Inc.                      2,300         79,350
  Life Re Corporation                                      700         57,400
  Medical Assurance, Inc. (a)                              630         17,483
  NAC Re Corporation                                       200         10,675
  National Western Life Insurance Company (a)              200         24,463
  Nationwide Financial Services, Inc.                      700         35,700
  Nymagic, Inc.                                            200          5,475
  Orion Capital Corporation                                600         33,525
  Presidential Life Corporation                          1,700         36,444
  Reliance Group Holdings, Inc.                          1,500         26,250
  Renaissance Re Holdings, Ltd.                            500         23,156
  RLI Corporation                                          250         10,172
  State Auto Financial Corporation                         200          6,388
  The First American Financial Corporation                 600         54,000
  Triad Guaranty, Inc. (a)                               1,400         48,300
  United Wisconsin Services, Inc.                          400         11,350
  Vesta Insurance Group, Inc.                              600         12,788
                                                                    ---------
                                                                    1,165,658
LEATHER & LEATHER PRODUCTS (0.8%)
  Genesco, Inc. (a)                                      4,000         65,250
  The Timberland Company (a)                               400         28,775
  Weyco Group, Inc.                                        600         16,313
                                                                    ---------
                                                                      110,338
LOCAL & INTERURBAN PASSENGER TRANSIT (0.1%)
  Greyhound Lines, Inc. (a)                              1,500          9,094

LUMBER & WOOD PRODUCTS (0.4%)
  MacMillan Bloedel, Ltd.                                  800          8,575
  Premdor ,Inc. (a)                                        500          4,969
  TJ International, Inc.                                 1,600         48,100
                                                                    ---------
                                                                       61,644
METAL MINING (0.1%)
  Anglogold Limited                                        480          9,739

MISCELLANEOUS MANUFACTURING INDUSTRIES (1.2%)
  Hexcel Corporation (a)                                 1,000         22,625
  NACCO Industries, Inc.                                   200         25,850
  Oneida, Ltd.                                           1,650         50,531
  Radica Games, Ltd. (a)                                   900         15,188
  Russ Berrie and Company, Inc.                          1,800         45,000
  Valmet Oyj                                               100          3,488
  Velcro Industries N.V.                                   100         13,975
                                                                    ---------
                                                                      176,657

MISCELLANEOUS - RETAIL (0.9%)
  Fingerhut Companies, Inc.                              2,000         66,000
  Garden Ridge Corporation (a)                             400          7,788
  Michaels Stores, Inc. (a)                                400         14,113
  Zale Corporation                                       1,200         38,175
                                                                    ---------
                                                                      126,076

                          Zweig Equity (Small Cap) Portfolio

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

MOTION PICTURES (0.1%)
  Avid Technology, Inc. (a)                                500      $  16,766

NONDEPOSITORY INSTITUTIONS (1.9%)
  AmeriCredit Corporation (a)                              600         21,413
  ContiFinancial Corporation (a)                           500         11,563
  Doral Financial Corporation                            4,000         69,500
  Fund American Enterprises Holdings, Inc.                 300         44,400
  IMC Mortgage Company (a)                               1,200         12,638
  Indymac Mortgage Holdings, Inc.                        1,000         22,750
  Resource Bancshares Mortgage Group, Inc.               3,600         66,825
  Xtra Corporation                                         500         30,250
                                                                    ---------
                                                                      279,339
NONMETALLIC MINERALS, EXCEPT FUELS (0.2%)
  Florida Rock Industries,                               1,200         35,025

OIL & GAS EXTRACTION (2.2%)
  Atwood Oceanics, Inc. (a)                                100          3,981
  Cliffs Drilling Company (a)                            2,000         65,625
  Helmerich & Payne, Inc.                                  600         13,350
  Pool Energy Services Company (a)                         700         10,369
  RPC Energy Services, Inc.                              3,100         38,750
  Seacor Smit, Inc. (a)                                    700         42,919
  Tuboscope, Inc. (a)                                      600         11,850
  UTI Energy Corporation (a)                               900         11,588
  Veritas DGC, Inc. (a) (b)                              2,500        124,844
                                                                    ---------
                                                                      323,276
PAPER & ALLIED PRODUCTS (0.4%)
  Chesapeake Corporation                                   700         27,256
  Domtar, Inc.                                             500          3,375
  Wausau-Mosinee Paper Corporation                       1,329         30,390
                                                                    ---------
                                                                       61,021
PETROLEUM & COAL PRODUCTS (0.2%)
  FINA, Inc.                                               500         32,500

PRIMARY METAL INDUSTRIES (4.8%)
  AFC Cable Systems, Inc. (a)                            1,200         42,750
  AK Steel Holding Corporation                           1,200         21,450
  Alumax, Inc. (a)                                         261         12,104
  Armco, Inc. (a)                                        4,200         26,775
  Bethlehem Steel Corporation (a)                        4,000         49,750
  Carpenter Technology Corporation                         400         20,100
  Curtiss-Wright Corporation                               800         31,350
  Encore Wire Corporation (a)                            3,075         49,777
  Intermet Corporation                                   2,800         50,925
  Maverick Tube Corporation (a)                            500          5,781
  Mueller Industries, Inc. (a)                           3,500        129,938
  NS Group, Inc. (a)                                       500          5,063
  Precision Castparts Corporation                          100          5,338
  RMI Titanium Company (a)                               1,400         31,850
  Roanoke Electric Steel Corporation                     1,350         25,228
  Superior TeleCom, Inc.                                   500         20,813
  Texas Industries, Inc.                                 1,100         58,300
  The LTV Corporation                                      500          4,781
  Tredegar Industries, Inc. (a)                          1,550        131,556
                                                                    ---------
                                                                      723,629

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

PRINTING & PUBLISHING (1.3%)
  Banta Corporation                                      1,200      $  36,825
  Bowne & Company, Inc.                                  1,000         45,000
  Merrill Corporation                                    2,000         44,313
  Quebecor, Inc.                                         1,400         28,088
  World Color Press, Inc. (a)                              900         31,500
                                                                    ---------
                                                                      185,726
RAILROAD TRANSPORTATION (0.1%)
  Florida East Coast Inds.                                 400         11,700

REAL ESTATE (0.6%)
  Parkway Properties, Inc.                                 100          2,950
  Price Enterprises, Inc.                                3,000         55,313
  U.S. Restaurant Properties, Inc.                       1,100         29,769
                                                                    ---------
                                                                       88,032
RUBBER & MISCELLANEOUS PLASTIC PRODUCTS (1.1%)
  Premark International, Inc.                            1,500         48,375
  Spartech Corporation                                   2,400         51,450
  The Standard Products Company                          1,600         45,000
  The West Company, Inc.                                   500         14,157
                                                                    ---------
                                                                      158,982
SECURITY & COMMODITY BROKERS (1.4%)
  Everen Capital Corporation                               400         11,200
  Jefferies Group, Inc. (a)                              2,600        106,600
  McDoanld & Company Investments, Inc.                   1,200         39,375
  Morgan Keegan, Inc.                                    1,000         25,875
  Raymond James Financial, Inc.                            900         26,944
                                                                    ---------
                                                                      209,994
SPECIAL TRADE CONTRACTORS (0.1%)
  Dycom Industries, Inc. (a)                               300         10,125

STONE, CLAY & GLASS PRODUCTS (2.3%)
  Centex Construction Products, Inc.                     2,600        100,100
  Lone Star Industries                                   1,600        123,300
  Southdown, Inc.                                        1,700        121,338
                                                                    ---------
                                                                      344,738
TEXTILE MILL PRODUCTS (1.1%)
  Burlington Industries, Inc. (a)                        1,800         25,313
  Chemfab Corporation (a)                                  900         18,731
  Interface, Inc.                                        3,400         68,638
  Mohawk Industries, Inc. (a)                              950         30,103
  Shaw Industries, Inc.                                    900         15,863
                                                                    ---------
                                                                      158,648
TRANSPORTATION BY AIR (2.6%)
  Airborne Freight Corporation                           1,700         59,394
  Alaska Airgroup, Inc. (a)                              1,300         70,932
  America West Holdings Corporation (a)                  1,700         48,556
  Comair Holdings, Inc.                                  2,100         64,772
  Mesaba Holdings, Inc.                                  1,800         41,513
  Midwest Express Holdings, Inc. (a)                       150          5,428
  SkyWest, Inc.                                          3,200         89,600
                                                                    ---------
                                                                      380,195

                          Zweig Equity (Small Cap) Portfolio

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

TRANSPORTATION EQUIPMENT (4.0%)
  A.O. Smith Corporation                                   500      $  25,844
  AAR Corporation                                          600         17,738
  Arvin Industries, Inc.                                 1,400         50,838
  Avondale Industries, Inc. (a)                          2,600         71,906
  Coachmen Industries, Inc.                              1,200         31,350
  Cordant Technologies, Inc.                             1,000         46,125
  Fleetwood Enterprises, Inc.                              900         36,000
  MotivePower Industries, Inc. (a)                       2,200         53,900
  Navistar International (a)                             1,600         46,200
  Sequa Corporation (a)                                  1,300         86,775
  SPX Corporation                                          400         25,750
  Superior Industries International                      1,000         28,188
  The Fairchild Corporation (a)                          1,100         22,206
  Thor Industires, Inc.                                    400         11,075
  TransTechnology Corporation                              600         15,413
  Varlen Corporation                                     1,000         34,625
                                                                    ---------
                                                                      603,933
TRANSPORTATION SERVICES (0.1%)
  GATX Corporation                                         300         13,163

TRUCKING & WAREHOUSING (1.6%)
  B. Hunt Transport Services, Inc.                       1,700         60,669
  M.S. Carriers, Inc. (a)                                2,000         54,125
  Roadway Express, Inc.                                    400          7,525
  U.S. Freightways Corporation                           2,200         72,256
  Werner Enterprises, Inc.                               2,125         40,508
                                                                    ---------
                                                                      235,083
WATER TRANSPORTATION (0.6%)
  Alexander & Baldwin, Inc.                              1,500         43,593
  Sea Containers, Ltd.                                   1,100         42,075
  Stolt-Nielsen S.A.                                       100          1,713
                                                                    ---------
                                                                       87,381
WHOLESALE TRADE - DURABLE GOODS (2.6%)
  Aviall, Inc. (a)                                         700          9,581
  Barnes Group, Inc.                                     2,300         62,244
  Borg-Warner Automotive, Inc.                             300         14,419
  CHS Electronics, Inc. (a)                                800         14,250
  Exide Corporation                                      1,300         21,856
  Hughes Supply, Inc.                                      200          7,325
  Insight Enterprises, Inc. (a)                          1,500         59,906
  Reliance Steel & Aluminum Company                      1,750         67,594
  Simpson Manufacturing Company (a)                        400         15,450
  Specialty Equipment Companies, Inc. (a)                  500         11,344
  Thermo Ecotek Corporation (a)                            800         12,500
  United Industrial Corporation                            500          6,500
  VWR Scientific Products Corporation (a)                  300          7,397
  Wynn's International, Inc.                             3,543         68,203
                                                                    ---------
                                                                      378,569

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                     ---------        -----
COMMON STOCKS (CONTINUED)

WHOLESALE TRADE - NONDURABLE GOODS (1.6%)
  Burlington Coat Factory Warehouse                        960      $  21,600
  Handleman Company (a)                                  1,200         13,800
  Myers Industires, Inc.                                 1,500         36,000
  United Stationers, Inc. (a)                            1,600        103,700
  Universal Corporation (a)                              1,500         56,063
                                                                    ---------
                                                                      231,163
                                                                    ---------

TOTAL COMMON STOCK (Cost $9,996,078)                             $ 12,342,752

PREFERRED STOCKS (0.0%)

UNITED STATES (0.0%)
  Kimco Realty Corporation, 7.50%,
  due, 12/31/2049                                          216          5,860
                                                                    ---------
TOTAL PREFERRED STOCKS (Cost $5,679)                                    5,860

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       ------        -----

SHORT-TERM SECURITIES (15.9%)

U.S. GOVERNMENT AGENCY (12.2%)
  Federal Home Loan Mortgage Corporation
    Discount Note, 5.44%, due 7/10/1998          $  1,800,000    $  1,797,552

U.S. GOVERNMENT OBLIGATIONS (0.7%)
  U.S. Treasury bill, 4.85%,                           100,000         99,704
  due 7/23/1998 (b)

REPURCHASE AGREEMENT (3.0%)
  State Street Bank, 4.25% due 7/1/1998
    (Dated 6/30/98, collateralized by U.S.
    Treasury Note, 7.875%, 11/15/2007, value
    $441,450)                                          433,043        433,043
                                                                   ----------


TOTAL SHORT-TERM SECURITIES (Cost $2,330,299)                       2,330,299
                                                                   ----------

TOTAL INVESTMENTS (100.0%) (Cost $12,332,056)                    $ 14,678,911
                                                                   ----------
                                                                   ----------


a.   Non-income producing

Other Information:
     Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1998, aggregated $13,633,615 and $13,923,846, respectively. At June 30, 1998 net unrealized appreciation for tax purposes aggregated $2,346,785 of which $2,593,813 related to appreciated investment securities and $247,028 related to depreciated investment securities. The aggregate cost of securities is $12,332,126 for tax purposes.

SEE ACCOMPANYING NOTES.

                                The Legends Fund, Inc.

                            Notes to Financial Statements

                                    June 30, 1998

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed on July 22, 1992. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as an open-end management investment company. As of June 30, 1998, the Fund has four investment portfolios (the "Portfolios"): Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value (formerly known as Dreman Value and Zurich Kemper Value), Zweig Asset Allocation, and Zweig Equity (Small Cap). ARM Securities Corporation ("ARM Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes shares of the Fund to a variable annuity separate account of Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"). Integrity Capital Advisors, Inc. ("Integrity Capital Advisors") (formerly known as ARM Capital Advisors, Inc.), registered with the Securities and Exchange Commission as an investment adviser, provides management services to the Fund pursuant to a management agreement (the "Management Agreement") effective February 1, 1996.

ARM Financial Group, Inc. ("ARM") is the ultimate parent of Integrity Capital Advisors, Integrity, National Integrity, and ARM Securities. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At June 30, 1998, ARM had approximately $8.4 billion of assets under management.

On July 23, 1997, Integrity and National Integrity (collectively, the "Applicants") filed an application (amended on October 9, 1997) with the Securities and Exchange Commission (the "SEC") pursuant to Section 26(b) of the 1940 Act for an order to approve a substitution of certain portfolios of the Fund (the "Substitution"). The Substitution involved the transfer of assets from a portfolio within the Fund to a new portfolio of an insurance trust mutual fund ("New Portfolio") deemed to have (i) substantially similar investment strategies and (ii) historically stronger investment performance and/or lower expense ratios (after waivers and reimbursements).

                                The Legends Fund, Inc.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Substitution was approved by the SEC on November 14, 1997, and was effected on that day. The former portfolios of the Fund affected by the Substitution and the New Portfolios which received the assets are as follows:


     Former Portfolio of Fund               New Portfolio
     ------------------------               -------------
     Renaissance Balanced                   Janus Aspen Series Balanced

     Nicholas-Applegate Balanced            Janus Aspen Series Balanced

     Pinnacle Fixed Income                  J.P. Morgan (formerly JPM Bond)

     ARM Capital Advisors Money Market      Janus Aspen Series Money Market

     Morgan Stanley Asian Growth            Morgan Stanley Asian Equity

     Morgan Stanley Worldwide High Income   Morgan Stanley Emerging Markets Debt


Shares of each former portfolio were redeemed in-kind and the redemption proceeds were used to purchase shares of the New Portfolio. The costs of the Substitution were borne by the Applicants, and no fees, transfer charges or sales charges to effect the Substitution were imposed on the Fund, its shareholders, or ultimately, the variable annuity contract holders. Prior to and immediately following the Substitution, the account values of the variable annuity contract holders were the same. In addition, the Substitution did not alter the tax or insurance benefits to contract holders or the contractual obligation of the Applicants.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, if there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

                                The Legends Fund, Inc.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Short-term debt securities with remaining maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with remaining maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon and option contracts traded on a commodities exchange or board of trade are valued at the closing settlement price. Futures and option positions or any other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of trade date net of brokerage fees, commissions and transfer fees. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities purchased are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the Portfolios except Zweig Asset Allocation, which uses the first-in, first-out method.

FEDERAL INCOME TAX MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income and net realized gains. Therefore, no provision for federal or state income tax is required.

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually. Dividends and distributions are recorded on the ex-dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

                                The Legends Fund, Inc.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, passive foreign investment companies, capital losses, and losses deferred due to wash sales.

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The face amount of the futures contracts shown in the Schedule of Investments reflects each contract's value at June 30, 1998.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The Portfolios bear the market risk which arises from any changes in contract values.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Integrity Capital Advisors, has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The value of the securities transferred is monitored daily to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                The Legends Fund, Inc.

2.   Investment Advisory Agreements and Payments to Related Parties

Integrity Capital Advisors, the Fund's investment adviser, has entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios. Integrity Capital Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers.

Listed below are management and sub-advisory fees payable as a percentage of average net assets:


                                                                  SUB-ADVISORY
                                                   MANAGEMENT FEE     FEE
     --------------------------------------------------------------------------
     Harris Bretall Sullivan & Smith Equity
       Growth                                           0.65%         0.40%
     Scudder Kemper Value                               0.65          0.40
     Zweig Asset Allocation                             0.90          0.65
     Zweig Equity (Small Cap)                           1.05          0.80


Amendments to the sub-advisory agreements were approved at a special meeting of shareholders held on October 30, 1997. As a result of the amendments, the management fees paid by the Fund to Integrity Capital Advisors remained unchanged and the sub-advisory fees paid by Integrity Capital Advisors to each of the Sub-Advisers of Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation, and Zweig Equity (Small Cap), as a percentage of average net assets, were reduced effective October 31, 1997, by 0.10% to the fees shown above.

Under the Management Agreement, Integrity Capital Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. Integrity Capital Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.5% of average net assets. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

Zweig Asset Allocation, Scudder Kemper Value and Zweig Equity (Small Cap) placed a portion of their transactions with brokerage firms which may be considered affiliates of the Fund under the 1940 Act. The commissions paid to these firms were approximately $55,000 in the aggregate during the year ended June 30, 1998.

                                The Legends Fund, Inc.

2.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES (CONTINUED)

Certain officers and directors of the Fund are also officers of ARM, ARM Securities, Integrity Capital Advisors, Integrity, and National Integrity. The Fund does not pay any amounts to compensate these individuals.

3.   CAPITAL SHARES

At June 30, 1998, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At such date, four classes of shares authorized by the Board of Directors were being offered as follows: 55,000,000 shares each for Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation, and Zweig Equity (Small Cap).

At June 30, 1998, Integrity, through its variable annuity Separate Account II, and National Integrity, through its variable annuity Separate Account II, were the record owners of all the outstanding shares of the Fund.

4.   SUBSEQUENT EVENT

On July 10, 1998, a Special Meeting of Shareholders of the Fund was held to consider: (1) approval of a new investment management agreement between the Fund and Integrity Capital Advisors; (2) approval of new subadvisory agreements pertaining to (a) Harris Bretall Sullivan and Smith Equity
Growth Portfolio, (b) Scudder Kemper Value Portfolio, (c) Zweig Asset Allocation Portfolio, and (d) Zweig Equity (Small Cap) Portfolio; and (3) approval of interim investment advisory agreements pertaining to (a) Harris Bretall Sullivan and Smith Equity Growth Portfolio, (b) Scudder Kemper Value Portfolio, (c) Zweig Asset Allocation Portfolio, and (d) Zweig Equity (Small
Cap) Portfolio. With respect to item (1), 6,806,221.482 shares voted for approval, 67,083.488 shares voted against approval, and 499,342.477 shares abstained. With respect to item (2)(a), 1,602,908.025 shares voted for approval, 9,942.933 shares voted against approval, and 171,452.143 shares abstained. With respect to item (2)(b), 1,924,209.620 shares voted for approval, 9,691.203 shares voted against approval, and 115,533.059 shares abstained. With respect to (2)(c), 2,544,605.829 shares voted for approval, 59,241.330 shares voted against approval, and 110,011.792 shares abstained. With respect to item (2)(d), 759,303.326 shares voted for approval, 3,356.386 shares voted against approval, and 62,391.800 shares abstained. With respect to item (3)(a), 1,614,127.405 shares voted for approval, 10,437.963 shares voted against approval, and 159,737.733 shares abstained. With respect to item (3)(b), 1,923,871.399 shares voted for approval, 12,073.474 shares voted against approval, and 113,489.009 shares abstained. With respect to item
(3)(c), 2,555,463.060 shares voted for approval, 40,690.083 shares voted against approval, and 117,705.807 shares abstained. With respect to item
(3)(d), 758,422.630 shares voted for approval, 3,356.386 shares voted against approval, and 63,272.496 shares abstained. Accordingly, all matters considered were approved.

                                                                     Appendix A
                         OPTIONS AND FUTURES

Certain Portfolios may use the following Hedging Instruments:

OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contact that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON SECURITIES INDEXES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

STOCK INDEX FUTURES CONTRACTS -- A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rates and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

                                A-1